As filed with the Securities and Exchange Commission on February 3, 2014
Registration Nos. 033-35190 and 811-06114

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 61	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 59	☑
CAVANAL HILL® FUNDS
 (Exact Name of Registrant as Specified in Charter)

3435 Stelzer Road
Columbus, Ohio 43219
(Address of Principal Executive Office) (Zip Code)
(800) 762-7085
(Registrant’s Telephone Number, including Area Code)

James L. Huntzinger
President
Cavanal Hill Funds
3435 Stelzer Road
Columbus, Ohio 43219
(Name and Address of Agent for Service)
with a copy to:
Amy E. Newsome
Frederic Dorwart, Lawyers
124 East Fourth Street
Tulsa, OK 74103

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐    Immediately upon filing pursuant to paragraph (b)

☒   On February 3, 2014 pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☐    On February 3, 2014 pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐    On February 3, 2014 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐    This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

This post-effective amendment only relates to the Cavanal Hill World Energy Fund, a series of the Cavanal Hill Funds.

Title of securities being registered: Shares of Beneficial Interest

 February 3, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

World Energy Fund Summary Section
1 - 4

Important Disclosures About The Fund
5	Non-Affiliation
5	The Cavanal Hill Fund Complex

Your Account
5	Important Disclosures About The Fund
5	Customer Identification Information
5	Opening an Account and Buying Shares
7	Selling Shares
9	Shareholder Fees
10	Distribution/Service (12b-1) Fees
10	Shareholder Servicing Plan
11	Distribution and Shareholder Servicing Arrangements — Revenue Sharing
11	Exchanging Shares
11	Transaction Policies
12	Additional Investor Services
13	Dividends and Capital Gains
13	Taxes
14	Additional Information about the Funds

Investment Practices and Risks
15	Investment Practices
16	Investment Instruments
19	Investment Risks

Investment Management
22	Investment Adviser

Glossary of Investment Terms
23	Glossary

More Information
Back Cover

www.cavanalhillfunds.com	1-800-762-7085

WORLD ENERGY FUND
SUMMARY

Investment Objective

To seek growth and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a lower shareholder fee depending upon the amount that you invest. More information is available from your financial professional and in the sections “Initial Sales Charge (Class A Only)” and “Contingent Deferred Sales Charge (CDSC-Class A and C Only)” in the prospectus and in the section “Additional Purchase and Redemption Information” of the statement of additional information.

Shareholder Fees	A	C	Investor	Institutional
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%*	1.00%*	None	None

*	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a dealer concession was paid that are sold within one year of purchase. Dealers that initiate purchases of $1 million or more may receive a concession of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a dealer concession has been paid that are sold within one year of purchase.

Annual Fund Operating Expenses	A	C	Investor	Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None
Other Expenses	0.52%	0.67%	0.67%	0.67%
Shareholder Servicing Fees included in Other Expenses	0.10%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.47%	2.37%	1.62%	1.37%
Less Fee Waivers‡	-0.30%	-0.45%	-0.45%	-0.45%
Total Annual Fund Operating Expenses After Fee Waivers	1.17%	1.92%	1.17%	0.92%

‡
The Adviser has contractually agreed to waive 0.10% of its Management Fees and to waive or assume certain expenses so that expenses (other than extraordinary expenses and Acquired Fund Fees and Expenses) for each Class do not exceed 1.15%, plus class-specific fees, until February 28, 2015. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through February 28, 2015 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year
A Shares	$663	$961
C Shares	$195	$696
Investor Shares	$119	$435
Institutional Shares	$94	$390

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not commenced operations as of the date of this filing so portfolio turnover rate information is not provided.

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Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world. Energy-related financial instruments may include foreign and domestic securities of issuers that derive more than fifty percent of their assets, revenue or income from activities related to the exploration, extraction, mining, research, development, conservation, refinement, production, transfer, transmission, and transportation of conventional, alternative, renewable and sustainable energy sources, utilities, petrochemicals, plastics, and suppliers and servicers to such industries. Investments typically include a combination of common stock, bonds and exchange traded funds (“ETFs”) but may also include other asset types that are related to energy industry activities. The Fund may also seek to increase the return of the Fund and to hedge (or protect) the value of its assets by investing in derivative instruments, including options, futures and indexed securities. The Fund may also seek to provide exposure to the investment returns of commodities through investment in commodity-linked derivative instruments, commodity futures, options on commodity future contracts, and investment vehicles that focus on commodities such as ETFs that invest in commodities, commodity options and futures.

The Fund is non-diversified, meaning it may invest in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund may engage in active and frequent trading.

Under normal market conditions, the Fund will invest at least 40%, but may invest up to 100%, of its net assets in the securities of issuers organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will consider an issuer to be doing a substantial amount of business outside the U.S. if it derives more than fifty percent of its assets, revenue or income outside of the U.S. or is an international focused ETF. Under normal market conditions, the Fund invests in issuers from at least three different countries. The Investment Adviser invests the Fund’s assets based on its judgment about issuers, risk, prices of securities, market conditions and other economic factors in the U.S. and around the world.

The Fund may invest in long and short positions in securities of issuers of any market capitalization, emerging market securities, American depository receipts (“ADRs”), European depository receipts, (“EDRs”), global depository receipts (“GDRs”), and master limited partnerships (“MLPs”). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs, including leveraged and inverse ETFs.

The Fund may invest in fixed income securities of any credit quality and maturity, including those of defaulted/distressed issuers. These securities can be rated below investment grade (i.e. “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default. Fixed income investments may include foreign and domestic sovereign issued securities.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are (in alphabetical order):

●
Banking Risk – To the extent that the Fund invests in securities issued by U.S. Banks, foreign banks or U.S. branches of foreign banks, the Fund’s performance will be susceptible to the risks associated with the financial services sector. The financial services sector is highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

●
Commodity Risk – The Fund’s exposure to energy commodities may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Investments in commodity futures may be more volatile then the price of the underlying commodity.

●
Concentration Risk – The Fund’s concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the World Energy Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole.

●
Credit Enhancement Risk – Credit enhancement risk involves the possibility that a “credit enhancer,” such as a letter of credit, declines in quality and therefore leads to a decrease in the value of the Fund’s investments.

●
Credit Risk – Credit risk is the possibility that the issuer of a debt instrument will fail to repay interest and principal in a timely manner or a counterparty may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund’s return.

●
Currency Risk – The potential risk of loss from unfavorable changes in the exchange rates between the U.S. dollar and foreign currencies. Funds that invest directly in foreign currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

●
Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

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●
Derivatives Risk – The risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s investments in commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting the energy industry or energy commodities.

●
Emerging Markets Risk – Emerging market securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. The economies of emerging market countries may be more dependent on relatively few industries. Securities markets, exchanges and legal and accounting systems in these countries are generally less developed and can be more volatile. The governments may also be more unstable.

●
Energy Industry Risk – Investment risks associated with investing in energy securities include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental regulation, changes in environmental regulation, energy conservation, demand for energy resources, fluctuations in energy prices, exploration and production spending, technological developments, depletion of resources, import controls, weather, world events and economic conditions.

●
Exchange Traded Fund (ETF) Risk – The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. Due to daily rebalancing, leverage, and liquidity, inverse ETFs may perform worse than the invers movement of the underlying referenced financial asset, index or commodity’s return.

●
Foreign Investment Risk – The risk associated with higher transaction costs, delayed settlements, currency controls or adverse economic and political developments. Foreign securities may be affected by incomplete or inaccurate financial information on companies. There is a risk of loss attributable to social upheavals, unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. These risks are more significant in emerging markets.

●
High Yield Securities Risk – Fixed income securities rated below investment grade and unrated securities of similar credit quality (commonly referred to as “junk bonds” or high yield securities) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investments in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. The value of high yield securities tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield securities and the junk bond markets generally, particularly in times of market stress.

●	Income Risk – The Fund’s yield may decrease due to a decline in interest rates.

●
Interest Rate Risk – The value of the Fund’s interest-bearing investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates.

●
Issuer Specific Risk – The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage and reduced demand for the issuer’s goods or services.

●
Leverage Risk – The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

●
Limited Number of Holdings Risk – As a large percentage of a fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

●	Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

●	Management Risk – There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	Market Risk – The market value of a security may move up and down, sometimes rapidly and unpredictably.

●
Master Limited Partnership Risk –The interests or “units” of an MLP are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. MLPs carry many of the risks inherent in investing in a partnership. Unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, unlike owners of common stock of a corporation, holders of common units of an MLP may have more limited control and limited rights to vote on matters affecting the MLP and have no ability to elect directors annually. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

●
Portfolio Turnover Risk – Active and frequent trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

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●
Regulatory Risk – The risk that a change in laws or regulations will materially affect a security, business, sector or market. A change in laws or regulations made by the government or a regulatory body can increase the costs of operating a business, reduce the attractiveness of investment and/or change the competitive landscape. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

●
Short Sale Risk – Short sales expose the Fund to the risk that it will be required to cover its short position at a disadvantageous price. Selling securities short can represent a form ofleverage, which may increase the volatility of returns and exaggerate losses.

●	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments.

●	Valuation Risk – The risk associated with the assessment of appropriate pricing in a changing market where trading information may not be readily available.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Because it has not yet completed a full calendar year of operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information may be obtained on the Fund’s website www. cavanalhillfunds.com or by calling 1-800-762-7085.

Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for portfolio investment:

●	Matthew C. Stephani is Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2014.

●	Michael P. Maurer is a Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2014.

●	Thomas W. Verdel is a Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2014.

●	J. Brian Henderson is President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2014.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply*:

	Initial Purchase	Additional Purchases
A Shares	None	None
C Shares	$1,000	$100
Investor Shares	$1,000	$100
Institutional Shares	$100,000	$100
* A Fund may waive its minimum purchase requirements.

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

●	Sending a written request by mail to the Fund’s Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

●	Sending a written request by overnight mail to: Cavanal Hill Fund’s, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

●	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, distributions may be taxed upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Important Disclosures About The Fund

Non-Affiliation

The Cavanal Hill World Energy Fund invests in energy related companies around the globe based on the advice of Cavanal Hill Investment Management, Inc., its Adviser.  The Adviser is an indirect wholly-owned subsidiary of BOK Financial, a financial services company that is majority-owned by George B. Kaiser.  Mr. Kaiser is an active trader of energy derivatives, and owns a wide range of oil and gas upstream, midstream and downstream assets located in a wide range of locations.  Neither George B. Kaiser nor any affiliated entity or person is involved in the recommendation, selection or evaluation of World Energy Fund holdings, other than those Adviser personnel that are specifically charged with managing the Fund.  BOK Financial has adopted strict policies to ensure that no energy related investment information is shared between Advisory personnel and Mr. Kaiser or affiliated entities and individuals.

The Cavanal Hill Fund Complex

The Cavanal Hill World Energy Fund is a series of the Cavanal Hill Fund Complex, an open-end management investment company established in 1987 as a Massachusetts business trust (the “Trust”). The Trust currently consists of eleven series of units of beneficial interest, including the World Energy Fund. This Prospectus relates only to the World Energy Fund. Information related to the other series of the Cavanal Hill Fund Complex can be found in the Cavanal Hill Fund Prospectus and Statement of Additional Information, each dated December 31, 2013.

Your Account

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;
●	Date of birth (for individuals);
●	Residential or business street address (although post office boxes are permitted for mailing); and
●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value (“NAV”) next calculated after the account is closed.

Opening an Account and Buying Shares

1.	Read this prospectus carefully.
2.	Determine how much you want to invest.
3.
Complete the appropriate parts of the Account Registration Form, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Fund at (800) 762-7085.

The following initial and additional purchase requirements apply to the Fund*:

	Initial Purchase	Additional Purchases
A Shares	None	None
C Shares	$1,000	$100 for each Fund
Investor Shares	$1,000	$100 for each Fund
Institutional Shares	$100,000	$100 for each Fund

*
In certain circumstances approved by the Fund’s Board of Trustees, these minimums may be waived or lowered at the Fund’s discretion. Investor Shares offer an Auto Invest Plan, for which the minimum initial investment is $100 and the minimum for subsequent investments is $50. Please refer to the section titled “Additional Investor Services.”

●	Investors may purchase shares of the Fund, other than the A Shares, at the net asset value without a sales charge.
●	Shares may be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
●	The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders.

www.cavanalhillfunds.com	5	1-800-762-7085

Opening an Account and Buying Shares

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
By Mail	● Make out a personal check or bank draft for the investment amount, payable to the Cavanal Hill Funds.	● Make out a personal check or bank draft for the investment amount, payable to the Cavanal Hill Funds.

● Deliver the check or bank draft and your completed Account Registration Form to the Fund’s Custodian at BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.
●  Deliver the check or bank draft and  investment slip attached to your account statement (or, if unavailable, provide the Fund name, amount invested, account name, and account number) to the Fund’s Custodian at BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

By Overnight Mail	● Make out a personal check or bank draft for the investment amount, payable to the Cavanal Hill Funds.	● Make out a personal check or bank draft for the investment amount, payable to the Cavanal Hill Funds.

● Deliver the check or bank draft and your completed Account Registration Form to c/o Citi Fund Services, Attention: T.A. Operations, Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035.
●  Deliver the check or bank draft and investment slip attached to your account statement (or, if unavailable, provide the Fund name, amount invested, account name, and account number) to c/o Citi Fund Services, Attention: T.A. Operations, Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

By Telephone or Wire Transfer	● Call (800) 762-7085 for instructions on opening an account by wire transfer.	● Deliver your completed Account Registration Form to the Fund at: c/o Citi Fund Services Attn: T.A. Operations 3435 Stelzer Rd. Columbus, OH 43219-3035.

● To place an order by telephone call the Fund at (800) 762-7085 for instructions on purchasing additional shares by wire transfer.

● Your bank may charge a fee to wire funds.

By Electronic Funds Transfer	● Your bank must participate in the Automated Clearing House and must be a U.S. bank.	● Establish the electronic purchase option on your Account Registration Form or call (800) 762-7085.

● Call (800) 762-7085 to arrange an electronic purchase.

● Your bank may charge a fee to electronically transfer funds.

All purchases made by check should be in U.S. dollars.
Third party checks, credit card checks, starter checks on initial purchases, traveler’s checks, money orders or cash will not be accepted.

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Selling Shares

TO SELL SOME OR ALL OF YOUR SHARES
By Mail	●	Write a letter of instruction indicating the Fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

	●	Include the account owner signature(s).

	●	Mail the materials to the Fund’s Custodian at BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

	●	A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Overnight Mail	●	Write a letter of instruction indicating the Fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

	●	Include the account owner signature(s).

	●	Mail the materials to Cavanal Hill Funds, c/o Citi Fund Services, Attention: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

	●	A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Telephone	●	Call (800) 762-7085 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

By Wire	●	Accounts of any type which have elected the wire option on the Account Registration Form may call (800) 762-7085 to request a wire transfer.

	●	If you call on any Business Day (as described in “Transaction Policies”), your payment will normally be wired to your bank on the next Business Day.

	●	The Fund reserves the right to charge a wire fee.

	●	Your bank may charge a fee to wire funds.

By Electronic Funds Transfer	●	Shareholders with accounts at a U.S. bank which participates in the Automated Clearing House may call (800) 762-7085 to request an electronic funds transfer.

●
If you call on any Business Day (as described in “Transaction Policies”), the NAV of your shares will be determined on the same day and you will receive your proceeds within a week after your request is received.

	●	Your bank may charge a fee to electronically transfer funds.

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Signature Authorization. For some transactions we require proof that your signature authorizing a transaction is authentic.  This verification can be provided by either a Signature Validation Program (“SVP”) stamp (for non-financial transactions) or a Medallion Signature Guarantee (for financial transactions).  You should be able to obtain either from any eligible guarantor, including banks, broker/dealers, credit unions and savings associations.  Please verify with the institution that it is an eligible guarantor institution prior to signing.  A notary public cannot provide a SVP stamp or a Medallion Signature Guarantee.

The Fund accepts a SVP stamp for the following non-financial transactions:

●	Change of name;
●	Add/change banking instructions;
●	Add/change beneficiaries;
●	Add/change authorized account traders;
●	Adding a Power of Attorney;
●	Add/change Trustee;
●	UTMA/UGMA custodian change

Selling Shares in Writing. You will need a medallion signature guarantee unless:

●	the redemption check is payable to the shareholder(s) of record, and the check is mailed to the shareholder(s) of record and mailed to the address of record, or
●	the redemption proceeds are being wired according to bank instructions currently on your account.

Receiving Your Money. Normally, you will receive your redemption proceeds within a week after your request is received. At various times, however, the Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take ten or more days. If you have made your initial investment by check, you cannot receive the proceeds of that check until it has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your shares at NAV if your account balance in any Fund, other than the A Shares, drops below $500. Before the Fund exercises its right to redeem your shares you will be given at least sixty days’ written notice to give you time to add to your account and avoid selling your shares.

Postponement of Redemption Request. The Fund may postpone payment for shares at times when the New York Stock Exchange (“NYSE”) is closed or under any emergency circumstances as determined by the Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or overnight mail. Follow the instructions above under “Selling Your Shares.”

Redemption In Kind. The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist (in whole or in part) of securities equal in market value to your shares. When you convert these securities to cash, you will pay transaction charges.

Undeliverable Redemption and Distribution Checks. If distribution or redemption checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

Repurchases. If you redeem A Class Shares, and within 60 days buy new A Class Shares of the World Energy Fund or another Cavanal Hill Fund (equal to all or at least $200 of the redemption amount), you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the A Shares Class of the selected fund is currently open to new investors or the shareholder has a current account in that fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to broker-dealers and other financial institutions whose customers are shareholders of the Fund, including affiliates of Cavanal Hill® Investment Management, Inc. (“Cavanal Hill Investment Management” or the “Adviser”), for sale of Fund shares and related services.

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Initial Sales Charge (Class A Only)

The A Share Class is subject to an initial sales charge. The sales charge is used to compensate the Distributor and participating dealers for their expenses incurred in connection with the distribution of the A Shares. The amount of the initial sales charge is based upon the amount purchased:

Shareholder Fees For A Shares–World Energy Fund (fees paid directly from your investment)
			Maximum Deferred Sales Charge (Load) (as a
	Sales Charge (Load) imposed		percentage of the lesser of the amount redeemed or
	on Purchases (as a percentage		the total original cost, for shares held less than 12
Purchase Amount	of offering price)	Reallowance	months)
Less than $50,000	5.50%	4.75%	None
$50,000 to $99,999	4.50%	4.00%	None
$100,000 to $249,999	3.50%	3.00%	None
$250,000 up to $499,999	2.50%	2.00%	None
$500,000 up to $999,999	2.00%	1.75%	None
Over $1,000,000	None	—	1.00%

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment.

●
Rights of Accumulation. You may combine your new purchases of A Shares of the Fund with other Cavanal Hill Fund A Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchasers. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other Cavanal Hill Fund A Shares owned based on their current public offering price.

●
Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of A Shares of one or more Cavanal Hill Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

For further information about the initial sales charge applicable to the A Shares, see the Statement of Additional Information section “Additional Purchase and Redemption Information.”

Contingent Deferred Sales Charges (CDSC–Class A and C Only)

Class A Shares

Investors who purchase or own $1,000,000 or more of A Shares do not pay an initial sales charge. However, if you redeem A Shares purchased without paying sales charge prior to 12 months after the date of purchase, they will be subject to a CDSC of 1%. The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

Class C Shares

Class C Shares are not subject to an initial sales charge so you will invest the full amount of your purchase price. However, Class C Shares pay an annual 12b-1 Distribution/Service Fee of 1.00% (0.75% in asset-based sales charge and 0.25% in 12b-1 service fee) and an annual Shareholder Servicing Fee of 0.25% of average net assets. Because these fees are paid out of the Fund’s assets over time, they will increase the cost of your investment and may cost you more than if you had purchased Class A Shares. Class C Shares do not convert to any other Class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate. If you sell your Class C Shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A Shares at no sales charge due to the breakpoints available on a purchase of $1 million of more of Class A Shares, or through Rights of Accumulation, an LOI or grouping purchases by certain related persons may not purchase Class C Shares. In such case, requests to purchase Class C Shares will automatically be treated as a request to purchase Class A Shares. The Fund will not apply the limitation to Class C Share purchases made by shareholders whose shares are held in an omnibus account on any of the Cavanal Hill Fund records, and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

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Distribution/Service (12b-1) Fees

The Fund has adopted a plan under Rule 12b-1 that allows for the payment of distribution and service fees to the Distributor for the sale and distribution of shares and for additional services provided to shareholders. When the Distributor receives these fees, it may pay some or all of them to financial intermediaries whose customers purchase shares of the Fund, including financial intermediaries that are affiliates of the Adviser and Distributor. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The distribution fee is 0.25% of the average daily net assets of the A and Investor Shares of the Fund. The C Shares are subject to a 1.00% distribution fee, 0.75% of which is an asset-based sales charge and 0.25% of which is a 12b-1 service fee. The Institutional Shares do not have a distribution fee.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with certain financial intermediaries who will provide certain support services to the Fund’s shareholders. For performing these services, Shareholder Servicing Agents may receive an annual fee of up to 0.25% of the average daily net assets of the shares of the Fund, other than the A Shares, for which a fee of 0.10% of the daily net assets is available. “Shareholder Servicing Agents” may include investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of the Adviser. The Fund has entered into agreements under the Shareholder Servicing Plan with BOKF, NA, the owner of the Adviser, and BOSC, Inc., the Distributor, to provide financial intermediary services to the Fund’s shareholders in exchange for payments by the Fund for such services under the Shareholder Servicing Plan. BOKF, NA and BOSC, Inc. have agreed to the contractual fee waivers shown in the table below for the Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the Annual Fund Operating Expenses table. Contractual waivers are in place for the period through February 28, 2015 and may only be modified with the approval of the Fund’s Board of Trustees.

	Shareholder Servicing Fee	Affiliate Shareholder Servicing Fee Waivers
Bond and Equity Funds
A Shares	0.10%	Waived in Full
C Shares	0.25%	Waived in Full
Investor Shares	0.25%	Waived in Full
Institutional Shares	0.25%	Waived in Full

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Distribution and Shareholder Servicing Arrangements — Revenue Sharing

The Adviser, and from time to time affiliates of the Adviser, at their own expense and out of their own legitimate profits, provide additional cash incentives to Shareholder Servicing Agents in connection with the sale, distribution, retention and servicing of the shares of the Fund. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the sales charges (including 12b-1 fees) and service fees paid by the Fund. These additional cash payments are generally made to Shareholder Servicing Agents that provide shareholder servicing, marketing or access to sales meetings, sales representatives and Shareholder Servicing Agent management representatives. These payments are negotiated and may be based on such factors as: the number or value of shares that the Shareholder Servicing Agent sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the Shareholder Servicing Agent. Cash compensation may also be paid to Shareholder Servicing Agents for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Shareholder Servicing Agent provides shareholder services to Fund shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. These payments may be significant and may create an incentive for Shareholder Servicing Agents or their agents to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through a Shareholder Servicing Agent, please speak with that agent to learn more about any payments it receives from the Adviser or its affiliates, as well as fees or commissions the agent charges. You should also consult disclosures made by your Shareholder Servicing Agent at the time of purchase. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus, and will not change the NAV or the price of the Fund’s shares, because they are not paid by the Fund.

Brokers, Dealers and Agents. Please note that (i) investors may be charged fees—in addition to those assessed by the Fund—if they effect transactions through a Shareholder Servicing Agent, (ii) the Fund has, and may from time to time authorize one or more Shareholder Servicing Agents to receive on their behalf, purchase and redemption orders, and Shareholder Servicing Agents so authorized may also be authorized to designate other agents to receive purchase and redemption orders on the Fund’s behalf, (iii) with respect to orders received by a Shareholder Servicing Agent authorized to receive purchase and redemption orders on the Fund’s behalf, the Fund will be deemed to have received an order when an authorized agent, or, if applicable, such agent’s authorized designee, receives the order, and (iv) unless restricted by the Investment Company Act of 1940 (the “1940 Act”) and the rules of the SEC under the 1940 Act, customer orders will be priced at the Fund’s NAV next computed after such orders are received by an authorized agent or such authorized agent’s authorized designee.

Exchanging Shares

How to Exchange Your Shares. Shares of the World Energy Fund, other than Class C Shares, may be exchanged without payment of a sales charge for the same class of shares of any Cavanal Hill Bond or Equity Fund. Shares of one share class may be exchanged for shares of another share class with a higher initial purchase requirement without payment of a sales charge if you become eligible to purchase such share class. Any exchange will be made on the basis of the relative net asset values of the shares exchanged. The Fund reserves the right to redeem Institutional Shares in the event that a shareholder no longer meets the minimum investment requirements. The Fund reserves the right to eliminate or to alter the terms of this exchange offer upon sixty days’ notice to shareholders.

A shareholder wishing to exchange his or her shares may do so by contacting the Fund at (800) 762-7085 or by providing written instructions to the Fund at Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219-3035. Any shareholder who wishes to make an exchange must have received a current Prospectus of the Fund in which he or she wishes to invest before the exchange will be effected.

Transaction Policies

Calculation of Net Asset Value. The NAV per share of the Fund is determined by dividing the total market value of the Fund’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund.

Valuation of Shares.

●
The NAV is determined as of the close of regular trading of the NYSE (generally 4 p.m. Eastern time) on each day in which the NYSE is open for regular trading (a “Business Day”). On any Business Day that the NYSE closes early, the Fund will close for trading at the time the NYSE closes. Purchase, redemption and exchange orders must be received by the NYSE close on those days to receive that day’s NAV.

●
The assets in the Fund are valued at market value, other than short-term fixed income securities, which are valued at amortized cost. If market quotations are not readily available, the securities will be valued at fair value by the Fund’s Pricing Committee. For further information about valuation of investments, see the Statement of Additional Information.

●
The Fund may invest in one or more open-end management investment companies that are registered under the Investment Company Act. The Fund’s net asset value calculation includes the net asset values of the registered open-ended management investment companies in which the Fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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Buy and Sell Prices. When you buy shares, you pay the NAV next determined after your order is received by the Fund or its designated agent. When you sell shares, you receive the NAV next determined after your order is received by the Fund or its designated agent.

Fair Value Pricing Policies. The Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Fund’s Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Fund’s Pricing Committee, under the general supervision of the Board of Trustees, will employ certain methodologies to determine a fair value for the securities. Fair value pricing should result in a more accurate determination of the Fund’s NAV price, which should eliminate the potential for arbitrage in the Fund.

A “significant event” is one that occurred before the valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets.

Market Timing. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund because of market timing strategies, we have adopted certain policies and procedures for the Fund.

In the Cavanal Hill Bond and Equity Funds, exchanges between Funds are limited to three in any calendar quarter. We reserve the right to suspend any account in which we have identified a pattern of excessive or abusive trading. Such accounts will be prohibited from engaging in additional purchase and exchange transactions.

We cannot guarantee that we will detect every market timer because of the limitations inherent in our technological systems. Our ability to monitor trades in omnibus accounts in particular is extremely limited and we will not be able to detect market timing activities in such accounts.

We will apply our policies and procedures related to market timing uniformly to all Fund shareholders. We do not have in place any arrangements to permit any person to engage in frequent trading in the Fund. We reserve the right to modify our policies and procedures related to market timing at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements. For further information about market timing policies and procedures, see the Statement of Additional Information.

Additional Investor Services

Auto Invest Plan (AIP). AIP lets you set up periodic additional investments in the Fund through automatic deductions from your bank account. The plan is not available for Institutional Shares. To participate in the AIP, complete the appropriate section in the Account Registration Form. The minimum initial investment in the AIP is $100 and the minimum for subsequent investments is $50 per month or quarter per Fund. To participate in the AIP from your bank account, please attach a voided check to your Account Registration Form.

Directed Dividend Option. By selecting the appropriate box in the Account Registration Form, you can elect to receive your distributions via check or have distributions (capital gains and dividends) reinvested in another Cavanal Hill Fund without a sales charge. You must maintain the minimum balance in the Fund into which you plan to reinvest distributions or the reinvestment will be suspended and your distributions paid to you. The Fund may modify or terminate this directed dividend option without notice. You can change or terminate your participation in the directed dividend option at any time.

Systematic Withdrawal Plan (SWP). If you have at least $10,000 in your account, you may use SWP, which allows you to receive regular distributions from your account. The plan is not available for Institutional Shares of the Fund. Under the plan you may elect to receive automatic payments via check of at least $100 or more on a monthly or quarterly basis. You may arrange to receive regular distributions from your account via check by completing the appropriate section in the Account Registration Form and attaching a voided check or by calling (800) 762-7085. The maximum withdrawal per year is 12% of the account value at the time of election.

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Dividends and Capital Gains

As a mutual fund shareholder, you may receive capital gain, income from your investment, or both. The Fund declares and pays dividends quarterly. The Fund will distribute net investment income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least once a year.

We will automatically reinvest any income and capital-gain distributions to which you are entitled in additional shares of the Fund unless you notify our Distributor that you want to receive your distributions in cash. To do so, send a written request, including your name and account number, to:

Cavanal Hill Funds
c/o BOSC, Inc.
One Williams Center, Plaza SE
Bank of Oklahoma Tower
Tulsa, OK 74172

Such a request will become effective for distributions having record dates after the date on which our Distributor receives your request. The taxation of dividends will not be affected by the form in which you receive them.

Taxes

Your mutual fund investments may have a material impact on your tax situation. We have summarized some of the main tax implications that you should know below. Note, however, that the following provides only a general description. The information contained herein will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, if you are not a resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes. Please consult your tax adviser to see how investing in the Fund(s) will affect your own tax situation.

●
Important Note. If you have not done so already, be sure to provide us with your correct taxpayer identification number and certify that it is correct. Unless we have that information, the Fund may be required by law to withhold a portion of the taxable distribution that you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds that you would normally receive from selling Fund shares.

The Fund will distribute, at least annually, substantially all of its net investment income and net capital gain. We will send you a statement each year showing the tax status of all distributions that you receive from us. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in our Statement of Additional Information.

●
Taxes on Fund Distributions. You may owe taxes on Fund distributions even if they represent income or capital gain that the Fund earned before you invested in it (and thus were included in the price you paid for your shares).

Distributions, whether received in cash or reinvested in additional shares of the fund, may be subject to federal income tax. For federal income tax purposes, distributions of net investment income that you receive from the Fund generally are taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of net investment income that are properly designated by the Fund as derived from “qualified dividend income” (as further defined in the Statement of Additional Information) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding-period and certain other requirements are met at both the shareholder and Fund levels. Dividends of net investment income that are not designated as derived from qualified dividend income will be taxable as ordinary income. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Taxes on distributions from the Fund of capital gain are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of gain from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income (regardless of how long you have owned shares in the Fund). Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain (regardless of how long you have owned shares in the Fund). Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

●
Tax Consequences of Selling or Exchanging Shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gain, depending upon how long you have held your shares and assuming the shares were held as capital assets.

●
State and Local Taxes. In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gain, if any, you receive from the Fund, as well as on any capital gain, if any, you realize from selling or exchanging Fund shares. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

●
Tax Consequences of Certain Fund Investments. The Fund’s investments in certain debt obligations, asset-backed securities, and derivative securities might require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund might be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to liquidate such investments.

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●
Funds Investing in Foreign Securities. If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which might decrease their yield. Foreign governments may also impose taxes on other payments or gains that the Fund earns on these securities. In general, shareholders in such a fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. In addition, foreign investments may prompt a fund to distribute income more frequently or in greater amounts than do purely domestic funds, which might increase your tax liability.

The portfolio management team of the Fund does not actively consider tax consequences when making investment decisions. From time to time, the Fund may realize capital gain as a by-product of ordinary investment activities. As a result, the amount and timing of Fund distributions, and the amount and type of taxable income allocated to Fund investors, may vary considerably from year to year.

The above is a general summary of the tax implications of investing in the Fund. Please consult your tax adviser to determine whether these considerations are relevant to your particular investments and tax situation as well as to obtain more information on your own tax situation, including possible foreign, state and local taxes. More information about taxes is contained in our Statement of Additional Information.

Additional Information about the Fund

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies and investment restrictions in attempting to respond to adverse market, economic, political, or other conditions. In these and in other cases, the Fund may not achieve its investment objective. Without limiting the foregoing, during temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in cash or cash equivalents.

Disclosure of Portfolio Holdings. Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

Investment in Exchange-Traded Funds. The Fund may invest in index-based exchange-traded funds, which are registered investment companies unaffiliated with the Fund, that seek to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in exchange-traded funds offer, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See “Investment Practices and Risks” for information regarding the risks associated with investment in an exchange-traded fund.

Exchange-traded funds are investment companies. The Fund may invest in securities of any registered investment company to the extent permitted by the Fund’s investment strategy and the applicable provisions of Section 12(d)(1) of the 1940 Act and regulations issued by the SEC thereunder.

Investments in Investment Companies. For purposes of the Fund’s policy to invest at least 80% of its assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world, the Fund will “look through” investments in investment companies and will include such investments in their respective percentage totals.

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Investment Practices and Risks

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The information presented below includes a description of the Fund’s principal investment strategy, followed by a list of the securities and techniques used by the Fund, designated as a principal or nonprincipal investment, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Descriptions of the investment instruments and the risks follows.

WORLD ENERGY FUND

Under normal circumstances, the Fund invests at least 80% of its assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world. This policy will not be changed without at least 60 days prior notice to shareholders. Investments generally include a combination of equities, derivatives, bonds, and ETFs.

The particular types of securities in which the Fund invests, and associated risks, are provided below:
INVESTMENTS	RISKS
PRINCIPAL:
ADR/EDR/GDRs, Bonds, Commodity Exposure Instruments, Common Stock, Emerging Market Securities, Exchange-Traded Funds, Foreign Securities, Inverse Exchange-Traded Funds, Investment Company Securities, Master Limited Partnerships, Money Market Instruments, U.S. Treasury Obligations, Variable and Floating Rate Instruments	Banking, Commodity, Concentration, Credit, Credit Enhancement, Currency, Depository Receipts, Derivative, Emerging Market, Energy Industry, Exchange Traded Fund, Foreign Investment, High Yield Securities, Income, Interest Rate, Issuer Specific, Leverage, Limited Number of Holdings, Liquidity, Management, Market, Master Limited Partnership, Regulatory, Short Sale, Small Cap, Valuation
NON-PRINCIPAL:	Banking, Credit, Foreign Investment, Interest Rate, Issuer Specific, Leverage, Liquidity, Market, Pre-payment/Call, Regulatory, Valuation, Tax, Zero Coupon
Asset-Backed Securities, Call and Put Options, Commercial Paper, Convertible Securities, Currencies, Derivatives, Futures and Related Options, Illiquid Securities, Municipal Securities, Preferred Stock, Private Funds, Repurchase Agreements, Restricted Securities, Time Deposits, Zero Coupon Debt Obligations

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INVESTMENT INSTRUMENTS

Below is a more complete description of the types of securities and investment techniques listed above and the risks inherent in their use.

INSTRUMENT	RISK TYPE
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs):	● Depository Receipts	● Market
	● Foreign Investment	● Regulatory
ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.
● Issuer Specific

Asset-Backed Securities:	● Credit	● Mortgage Market
Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	● Interest Rate	● Pre-payment
	● Issuer Specific	● Regulatory
	● Liquidity	● Valuation
● Market
Bonds:	● Banking	● Liquidity
Interest-bearing or discounted government, municipal, or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.
	● Credit	● Market
	● High Yield Securities	● Prepayment/Call
	● Interest Rate	● Regulatory
● Issuer Specific
Call and Put Options:	● Credit	● Liquidity
A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price. The Fund may buy options and, if they sell options, will sell only covered call and secured put options.
	● Issuer Specific	● Market
	● Leverage	● Regulatory

Commercial Paper:	● Banking	● Interest Rate
Secured and unsecured short-term promissory notes issued by corporations and other entities including foreign entities. Maturities generally vary from a few days to nine months.	● Credit	● Foreign Investment
	● Issuer Specific	● Market
	● Liquidity	● Regulatory
Commodity Exposure Instruments:	● Commodity	● Leverage
Commodity-linked derivative instruments, commodity futures, options on commodity futures contracts and commodity-focused ETFs.	● Credit	● Liquidity
	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
● Valuation
Common Stock:	● Banking	● Market
Shares of ownership of a company.	● Issuer Specific	● Regulatory
	● Liquidity	● Small Cap
Convertible Securities:	● Credit	● Liquidity
Bonds or preferred stock that convert to common stock.	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
Currencies:	● Banking	● Interest Rate
Obligations of foreign governments.	● Credit	● Market
	● Foreign Investment	● Regulatory
Derivatives:	● Credit	● Leverage
Instruments whose value is derived from the value of an underlying asset, contract, reference rate, index or security, or any combination thereof.	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
	● Liquidity	● Valuation
Exchange-Traded Funds:	● Interest Rate	● Market
Securities that are issued by investment companies and traded on securities exchanges. The Fund may invest in securities of any registered investment company to the extent permitted by the Fund’s investment strategy and the applicable statutory limits under the 1940 Act. In addition, such Funds’ investment may exceed the statutory limits in reliance on an exemptive order issued by the SEC subject to such investments being consistent with the overall objective and policies of the Fund making such investment.
	● Issuer Specific	● Regulatory
● Liquidity

Foreign Securities:	● Banking	● Liquidity
Stocks, bonds, and money market securities issued by foreign companies including obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	● Foreign Investment	● Market
	● Interest Rate	● Regulatory
● Issuer Specific

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INSTRUMENT	RISK TYPE
Futures and Related Options:	● Credit	● Liquidity
A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
● Leverage
Illiquid Securities:	● Interest Rate	● Market
Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.	● Issuer Specific	● Regulatory
	● Liquidity	● Valuation

Inverse Exchange Traded Funds:	● Interest Rate	● Liquidity
An exchange traded fund that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark.	● Inverse ETF	● Market
● Issuer Specific
Investment Company Securities:	● Issuer Specific	● Regulatory
The Fund may invest in securities of any registered investment company to the extent permitted by the Fund’s investment strategy and the applicable statutory limits under the 1940 Act. In addition, such Funds’ investment may exceed the statutory limits in reliance on an exemptive order issued by the SEC subject to such investments being consistent with the overall objective and policies of the Fund making such investment.
● Market

Loan Participation Interests:	● Credit	● Liquidity
Loan participation interests are interests in bank loans made to corporations. In these arrangements the bank transfers the cash stream of the underlying bank loan to the participating investor.	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
Master Limited Partnerships (MLPs):	● Issuer Specific	● Regulatory
MLPs are partnerships that are publicly traded on a securities exchange. Typical limited partnerships are in real estate, oil and gas and equipment leasing, and they also finance movies, research and development, and other projects.
● Market
● Master Limited
Partnership
Money Market Instruments:	● Banking	● Liquidity
U.S. dollar-denominated debt securities that have remaining maturities of 397 days or less. These securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
	● Credit	● Market
	● Interest Rate	● Regulatory
● Issuer Specific

Municipal Securities:	● Banking	● Market
Securities issued by a state or political subdivision to obtain funds for various public purposes.	● Credit	● Prepayment/Call
	● Interest Rate	● Regulatory
	● Issuer Specific	● Tax
● Liquidity
Preferred Stock:	● Issuer Specific	● Regulatory
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
● Market

Repurchase Agreements:	● Banking	● Liquidity
The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by the Fund.	● Credit	● Market
	● Interest Rate ● Issuer Specific	● Regulatory

Reverse Repurchase Agreements:	● Banking	● Leverage
The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	● Credit	● Liquidity
	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
Restricted Securities:	● Interest Rate	● Market
Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	● Issuer Specific	● Regulatory
● Liquidity

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INSTRUMENT	RISK TYPE
Securities Lending:	● Credit	● Liquidity
The lending of up to 33 1/3% of the Fund’s total assets. In return the Fund will receive cash, other securities, or letters of credit.	● Issuer Specific	● Market
	● Leverage	● Regulatory
Time Deposits:	● Banking	● Liquidity
Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	● Credit	● Market
	● Interest Rate	● Regulatory
● Issuer Specific
Treasury Receipts:	● Interest Rate	● Market
Treasury receipts, Treasury investment growth receipts, and certificates of accrual of Treasury securities.	● Issuer Specific	● Regulatory

U.S. Government Agency Securities:	● Credit	● Market
Securities issued by agencies and instrumentalities of the U.S. government, but not guaranteed or insured by the U.S. government. These include Fannie Mae and Freddie Mac.	● Interest Rate	● Prepayment/Call
	● Issuer Specific ● Liquidity	● Regulatory
U.S. Treasury Obligations:	● Interest Rate	● Market
Bills, notes and bonds that are direct obligations of the U.S. government.	● Issuer Specific	● Regulatory
Variable and Floating Rate Instruments:	● Banking	● Liquidity
Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	● Credit	● Market
	● Interest Rate	● Regulatory
	● Issuer Specific	● Credit Enhancement
Warrants:	● Credit	● Liquidity
Securities, typically issued with preferred stock or bonds that give the holder the right to buy a proportionate amount of common stock at a specified price.	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
When-Issued Securities:	● Credit	● Liquidity
Contract to purchase securities at a fixed price for delivery at a future date.	● Interest Rate	● Market
	● Issuer Specific	● Regulatory
Zero-Coupon Debt Obligations:	● Credit	● Market
Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
	● Interest Rate	● Regulatory
	● Issuer Specific	● Zero Coupon

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Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Principal Investment Risks.” Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Funds are more susceptible to these risks than others.

●  Banking Risk

To the extent that the Fund invests in securities issued by U.S. Banks, foreign banks or U.S. branches of foreign banks, the Fund’s performance will be susceptible to the risks associated with the financial services sector. The financial services sector is highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

●  Commodity Risk

Investments in commodity futures may be more volatile than the price of the underlying commodity. The Fund’s exposure to energy commodities may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

●  Concentration Risk

A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

●  Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. Credit risk includes the risk that performance may be affected by political and economic factors at the state, regional or national level, including budgetary problems and declining tax bases.

With respect to government sponsored entities such as FHLB, TVA, Fannie Mae, FFCB and Freddie Mac, though the issuer may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore have more issuer default risk than any direct obligations of the U.S. Treasury or obligations guaranteed by the U.S. government. In the event that those government sponsored entities cannot meet their obligations, there can be no assurance that the U.S. government would provide support, and the Fund’s performance could be adversely affected. Direct obligations of the U.S. Treasury and obligations guaranteed by the U.S. government generally present minimal credit risks. However, repurchase agreements with respect to such obligations involve the risks of a default or insolvency of the other party to the agreement, including possible delays or restrictions on a Fund’s ability to dispose of the underlying securities.

● Credit Enhancement Risk

Credit enhancement risk involves the possibility that a “credit enhancer,” such as a letter of credit, declines in quality and therefore leads to a decrease in the value of the Fund’s investments.

● Currency Risk

The potential risk of loss from unfavorable changes in the exchange rates between the U.S. dollar and foreign currencies. Funds that invest directly in foreign currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

● Depositary Receipts Risk

There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities.

● Derivatives Risk

The risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s investments in commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting the energy industry or energy commodities.

● Emerging Markets Risk

Emerging market securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. The economies of emerging market countries may be more dependent on relatively few industries. Securities markets, exchanges and legal and accounting systems in these countries are generally less developed and can be more volatile. The governments may also be more unstable.

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● Energy Industry Risk

Investment risks associated with investing in energy securities include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental regulation, changes in environmental regulation, energy conservation, demand for energy resources, fluctuations in energy prices, exploration and production spending, technological developments, depletion of resources, import controls, weather, world events and economic conditions.

● Exchange Traded Fund (ETF) Risk

The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. Due to daily rebalancing, leverage, and liquidity, inverse ETFs may perform worse than the invers movement of the underlying referenced financial asset, index or commodity’s return.

● Foreign Investment Risk

The risk associated with higher transaction costs, delayed settlements, currency controls or adverse economic and political developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies. There is a risk of loss attributable to social upheavals, unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. These risks are more significant in emerging markets.

● High Yield Securities Risk

Fixed income securities rated below investment grade and unrated securities of similar credit quality (commonly referred to as “junk bonds” or high yield securities) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investments in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. The value of high yield securities tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield securities and the junk bond markets generally, particularly in times of market stress.

● Income Risk

Income risk involves the possibility that the Fund’s yield will decrease due to a decline in interest rates.

● Interest Rate Risk

The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in rates typically causes a fall in values of interest bearing securities, while a fall in rates typically causes a rise in values of such securities. Interest rate risk should be modest for shorter term securities, moderate for intermediate-term securities, and high for longer-term securities. In addition, certain securities such as mortgage-backed obligations are subject to optional and mandatory redemption and therefore subject to risk regarding the interest rates at which redemption proceeds may be reinvested.

● Issuer Specific Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

● Leverage Risk

The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities. Leverage risk is hedged when a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

● Limited Number of Holdings Risk

As a large percentage of a Fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

● Liquidity Risk

The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The portfolio manager may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

● Management Risk

There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

● Market Risk

The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

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● Master Limited Partnership Risk

The interests or “units” of an MLP are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. MLPs carry many of the risks inherent in investing in a partnership. Unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, unlike owners of common stock of a corporation, holders of common units of an MLP may have more limited control and limited rights to vote on matters affecting the MLP and have no ability to elect directors annually. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

● Portfolio Turnover Risk

The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

● Regulatory Risk

The risk that a change in laws or regulations will materially affect a security, business, sector or market. A change in laws or regulations made by the government or a regulatory body can increase the costs of operating a business, reduce the attractiveness of investment and/or change the competitive landscape. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

● Short Sale Risk

Short sales expose the Fund to the risk that it will be required to cover its short position at a disadvantageous price. Selling securities short can represent a form of leverage, which may increase the volatility of returns and exaggerate losses.

● Small Cap Risk

Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

● Tax Risk

The risk that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. There is also a risk that the use of investment practices that seek to minimize tax consequences will lead to investment decisions that do not maximize the returns on an after-tax basis. Economic developments or unforeseeable investor redemptions may also reduce returns without any corresponding increase in tax efficiency.

● Valuation Risk

The risk associated with the assessment of appropriate pricing in a changing market where trading information may not be readily available.

See the Fund’s Statement of Additional Information for more information concerning Investment Practices and Risks.

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Investment Management

Investment Adviser

Investment management services are provided to the Fund by Cavanal Hill® Investment Management, Inc. (“Cavanal Hill Investment Management” or the “Adviser”), pursuant to an Investment Advisory Agreement. The Adviser is a wholly-owned subsidiary of BOKF, NA (“BOK”). It began serving as investment adviser to the Cavanal Hill Fund Complex on May 12, 2001. The Adviser, subject to the general supervision of the Board of Trustees of the Fund, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of September 30, 2013, Cavanal Hill Investment Management had approximately $5.4 billion in assets under management.

BOK is a subsidiary of BOK Financial Corporation (“BOK Financial”). BOK Financial is controlled by its principal shareholder, George B. Kaiser. Subsidiaries of BOK Financial provide a full array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries. As of September 30, 2013, BOK Financial and its subsidiaries had approximately $56.3 billion in assets under management or in custody.

The Fund pays Cavanal Hill Investment Management fees in return for providing investment management services. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement with Cavanal Hill Investment Management is available in the Trust’s annual report to shareholders for the period ended August 31, 2013. The Board’s determination to add the World Energy Fund was made October 24, 2013 and will be included in the next annual report to shareholders.

The persons jointly and primarily responsible for the day-to-day management of the World Energy Fund, as well as their previous business experience, are as follows:

		Portfolio
		Manager of this
Fund	Portfolio Manager(s)	Fund Since	Recent Professional Experience
World Energy Fund	Matthew C. Stephani	2014
Mr. Stephani is a Senior Vice President and a Portfolio Manager and member of the Fundamental Equity Management team at Cavanal Hill Investment Management. Before joining the Adviser in 2006, Mr. Stephani was a Senior Vice President and a Portfolio Manager at Great Companies, LLC from June 2001 to June 2006.

	Michael P. Maurer	2014
Since 2003, Mr. Maurer has been a fixed income fund manager at Cavanal Hill Investment Management. Before joining the Adviser, Mr. Maurer was a corporate bond/high yield trader at A.G. Edwards & Sons, Inc., in St. Louis, MO from August 1993 to October 2002. He also performed as a market analyst/debt strategist for A.G. Edwards

	Thomas W. Verdel	2014	Mr. Verdel is a Senior Vice President and a Portfolio Manager at Cavanal Hill Investment Management which he joined in 2005.
	J. Brian Henderson	2014
Mr. Henderson serves as Cavanal Hill Investment Management President and has been a portfolio manager with the fixed income team since 1993. He has worked in the investment management industry since 1989 and holds the Chartered Financial Analyst designation.

The World Energy Fund is managed by a portfolio management team. Each member of the portfolio management team has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, developing the Fund’s investment strategy, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Additional information regarding each Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund for which they are Portfolio Managers is available in the Statement of Additional Information.

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Glossary of Investment Terms

Alternative Minimum Tax (AMT)

A measure designed to assure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

Balanced Fund

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of principal by investing in stocks, bonds, and money market instruments.

Bond

A debt security issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Common Stock

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Credit Quality

A measure of a bond issuer’s or contracting party’s ability to repay interest and principal in a timely manner.

Diversified

Holding a variety of securities so that a fund’s return is not badly hurt by the poor performance of a single security or industry.

Dividends

Payment to shareholders of income from interest or dividends generated by a fund’s investments.

Fixed Income Securities

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

Growth Stocks

Stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

Index

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

Investment Adviser

An organization that makes the day-to-day decisions regarding a fund’s investments.

Investment Grade

A debt obligation whose credit quality is considered by independent rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances and is rated in one of the four highest ratings categories assigned by a nationally recognized statistical ratings organization.

Liquidity

The degree of a security’s marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

Money Market Fund

A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

Maturity

The date when a bond issuer agrees to repay the bond’s principal, or face value, to the bond’s buyer.

Money Market Instruments

Short-term, liquid investments (usually with a maturity of 13 months or less) which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and bankers’ acceptances.

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Municipal Security

Debt obligations issued by a state or local government. Interest income from municipal securities, and therefore dividend income from municipal bond funds, is generally free from federal income taxes, as well as taxes in the state in which the securities were issued.

Mutual Fund

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)

The market value of a mutual fund’s total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Operating Expenses

The percentage of a fund’s average net assets used to pay its expenses. Operating expenses include investment advisory fees, distribution/service (12b-1) fees, shareholder servicing fees, and administration fees.

Securities

Stocks, bonds, money market instruments, and other investment vehicles.

Total Return

A percentage change, over a specified time period, in a mutual fund’s net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Value Stocks

Stocks of whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison to such factors as revenue, earnings, book value, and dividends.

Volatility

The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations between its high and low prices.

Yield

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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More Information

More information may be obtained free of charge upon request.

The Statement of Additional Information (“SAI”), a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of this prospectus).

Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund also files it’s complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Fund’s most recent portfolio holdings are also available at http://www.cavanalhillfunds.com.

If you have questions about the Fund or your account, or wish to obtain free copies of the Fund’s current prospectuses, SAI, annual or semiannual reports, please contact us as follows:

By Telephone:

Call 1-800-762-7085

By Mail:

Cavanal Hill Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035

By Internet:

http://www.cavanalhillfunds.com

From the SEC:

You can also obtain the SAI, the Annual and Semi-Annual Reports, Proxy Voting Policies and Procedures and other information about the Cavanal Hill Funds, from the SEC’s web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-202-492-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington DC 20549-0102 or by sending an e-mail to: publicinfo@sec.gov.

Cavanal Hill Funds’ Investment Company Act registration number is 811-06114.

Investment Adviser & Administrator

Cavanal Hill Investment
Management, Inc.
One Williams Center, 15th Floor
Tulsa, Oklahoma 74172-0172

Distributor

BOSC, Inc.
One Williams Center, Plaza SE
Bank of Oklahoma Tower
Tulsa, Oklahoma 74172-0172

CH-XX-XXXX

STATEMENT OF ADDITIONAL INFORMATION

CAVANAL HILL ® FUNDS

DATED February 3, 2014

World Energy Fund
A:	AAWEX
C:	ACWEX
Investor:	APWEX
Institutional:	AIWEX

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Cavanal Hill World Energy Fund dated February 3, 2014. This Statement of Additional Information is incorporated in its entirety into that Prospectus. The Cavanal Hill World Energy Fund is a separate investment series of the Cavanal Hill Funds, an open-end investment management company. A copy of the Prospectus for the Cavanal Hill World Energy Fund or the Prospectus for the other Funds in the Cavanal Hill Fund Complex may be obtained by writing to the Cavanal Hill Funds at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, or by telephoning 1-800-762-7085.

A copy of the Annual Report for the other Funds in the Cavanal Hill Fund Complex may be obtained without charge upon request by contacting the Distributor, BOSC, Inc., at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172 or by telephoning toll-free at 1-800-762-7085.

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TABLE OF CONTENTS

THE CAVANAL HILL FUND COMPLEX	5
IMPORTANT DISCLOSURE ABOUT THE FUND	5
NON-AFFILIATION	5
ADDITIONAL INFORMATION ON THE FUND	6
THE WORLD ENERGY FUND	6
CONCENTRATION POLICY	6

ADDITIONAL INFORMATION ON FUND INSTRUMENTS	7
ASSET-BAKED SECURITIES	7
BONDS	7
BANK OBLIGATIONS	7
CALLS	7
COMMERCIAL PAPER	8
COMMON STOCK	8
CONVERTIBLE SECURITIES	8
EXCHANGE TRADED FUNDS (“ETFs”)	9
FOREIGN INVESTMENTS	9
FUTURES CONTRACTS	10
INVERSE EXCHANGE TRADED FUND	11
INVESTMENT COMPANY SECURITIES	11
LOAN PARTICIPATION	11
MASTER LIMITED PARTNERSHIPS	11
MUNICIPAL SECURITIES	11
OPTIONS	12
PRIVATE PLACEMENT INVESTMENTS	13
PREFERRED STOCK	13
PUTS	13
REPURCHASE AGREEMENTS	13
REVERSE REPURCHASE AGREEMENTS	14
SECURITIES LENDING	14
U. S. GOVERNMENT OBLIGATIONS	14
VARIABLE RATE AND FLOATING RATE NOTES	15
WHEN-ISSUED SECURITIES	15
ZERO COUPON OBLIGATIONS	15
TEMPORARY DEFENSIVE POSITIONS	16
INVESTMENT RESTRICTIONS	16
1940 ACT RESTRICTIONS	17
PORTFOLIO TURNOVER	18
ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS	18
TAXATION OF THE FUNDS	18
QUALIFICATION AS A REGULATED INVESTMENT COMPANY	18
CAPITAL LOSS CARRYOVERS	19
EXCISE TAX ON REGULATED INVESTMENT COMPANIES	20
DISTRIBUTIONS	20
EXEMPT-INTEREST DIVIDENDS	21
SELLING SHARES	21
REPURCHASE AGREEMENTS AND SECURITIES LENDING	22

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CERTAIN DEBT SECURITIES	22
OTHER INVESTMENT FUNDS	23
HEDGING TRANSACTIONS	24
MASTER LIMITED PARTNERSHIPS	24
FOREIGN INVESTMENT, FOREIGN CURRENCY-DEMONINATED SECURITIES AND RELATED HEDGING TRANSACTIONS	24
BACK-UP WITHHOLDING	25
TAX SHELTER REPORTING REGULATIONS	26
SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS	26
NON-U.S. SHAREHOLDERS	26
ADDITIONAL INFORMATION	26
VALUATION	27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	28
MANAGEMENT AND SERVICE PROVIDERS OF THE FUNDS	31
TRUSTEES AND OFFICERS	31
COMMITTEES OF THE BOARD OF TRUSTEES	35
AUDIT COMMITTEE	35
NOMINATIONS COMMITTEE	35
SECURITIES OWNERSHIP	35
INDEPENDENT TRUSTEES’ COMPENSATION	36
CODE OF ETHICS	36
MARKET TIMING POLICIES AND PROCEDURES	36
DISCLOSURE OF PORTFOLIO HOLDINGS	37
PROXY VOTING POLICIES AND PROCEDURES	38
CAVANAL HILL FUNDS PROXY VOTING POLICY	38
CAVANAL HILL INVESTMENT MANAGEMENT (“FIRM”) PROXY VOTING POLICY	38
CAVANAL HILL INVESTMENT MANAGEMENT (“FIRM”) PROXY VOTING PROCEDURES	39
CAVANAL HILL INVESTMENT MANAGEMENT (“FIRM”) PROXY VOTING GUIDELINES	41
CURRENT PROXY VOTING ARRANGEMENTS	43
INVESTMENT ADVISER	43
PORTFOLIO MANAGERS	45
DISTRIBUTION	46
SHAREHOLDER SERVICING PLAN	48
PORTFOLIO TRANSACTIONS	49
ALLOCATION OF INITIAL PUBLIC OFFERINGS	51
ADMINSTRATOR	51
SUB-ADMINISTRATOR	52
DISTRIBUTOR	52
CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND COMPLIANCE SERVICES	52
PAYMENTS TO BOKF (AND ITS AFFILIATES) AND BOSC	54
THE DODD-FRANK ACT	54
LEGAL AND REGULATORY MATTERS	55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
LEGAL COUNSEL	55

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ADDITIONAL INFORMATION	56

DESCRIPTION OF SHARES	56
SHAREHOLDER AND TRUSTEE LIABILITY	56
MISCELLANEOUS	57
SHAREHOLDERS OF RECORD	57
FINANCIAL STATEMENTS	57
APPENDIX	58

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THE CAVANAL HILL FUND COMPLEX

The Cavanal Hill Funds (the “Trust”) is an open-end management investment company established in 1987 as a Massachusetts business trust. The Trust currently consists of eleven series of units of beneficial interest (“Shares”), representing interests in the following portfolios (the “Cavanal Hill Fund Complex”):

Cavanal Hill Short-Term Income Fund (the “Short-Term Income Fund”), Cavanal Hill Intermediate Bond Fund (the “Intermediate Bond Fund”), Cavanal Hill Bond Fund (the “Bond Fund”), Cavanal Hill Intermediate Tax-Free Bond Fund (the “Intermediate Tax-Free Bond Fund”), Cavanal Hill Balanced Fund (the “Balanced Fund”), Cavanal Hill U.S. Large Cap Equity Fund (the “U.S. Large Cap Equity Fund”), Cavanal Hill Opportunistic Fund (the “Opportunistic Fund”), Cavanal Hill World Energy Fund (“World Energy Fund”), Cavanal Hill U.S. Treasury Fund (the “U.S. Treasury Fund”), Cavanal Hill Cash Management Fund (the “Cash Management Fund”) and Cavanal Hill Tax-Free Money Market Fund (the “Tax-Free Money Market Fund”) (each a “Fund,” and together, the “Funds”).

Each Fund in the Cavanal Hill Fund Complex is diversified, with the exceptions of the Opportunistic Fund and the World Energy Fund, which are non-diversified.  The Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund and the Intermediate Tax-Free Bond Fund are sometimes referred to as the “Bond Funds,” and the Balanced Fund, the U.S. Large Cap Equity Fund, the Opportunistic Fund and the World Energy Fund are sometimes referred to as the “Equity Funds.” The U.S. Treasury Fund, the Cash Management Fund and the Tax-Free Money Market Fund are sometimes referred to as the “Money Market Funds.” The Trust offers A Class, No-Load Investor Class (“Investor Class”) and Institutional Class Shares of the Bond and Equity Funds. The World Energy Fund also offers C Class Shares.  The Trust offers Administrative Class, Service Class, Institutional Class, Select Class and Premier Class Shares of the Money Market Funds. The information contained in this document expands upon subjects discussed in the Prospectus for the Funds.

An investment in a Fund should not be made without first reading that Fund’s Prospectus.  This Statement of Additional Information is for the Cavanal Hill World Energy Fund.  Information related to the other Funds in the Cavanal Hill Fund Complex can be found in the Cavanal Hill Fund Prospectus and Statement of Additional Information, each dated December 31, 2013.

IMPORTANT DISCLOSURE ABOUT THE FUND

Non-Affiliation

The Cavanal Hill World Energy Fund invests in energy related companies around the globe based on the advice of Cavanal Hill Investment Management, Inc., its Adviser.  The Adviser is an indirect wholly-owned subsidiary of BOK Financial Corporation (“BOK Financial”), a financial services company that is majority-owned by George B. Kaiser.  Mr. Kaiser is an active trader of energy derivatives, and owns a wide range of oil and gas upstream, midstream and downstream assets located in a wide range of locations.  Neither George B. Kaiser nor any affiliated entity or person is involved in the recommendation, selection or evaluation of World Energy Fund holdings, other than those Adviser personnel that are specifically charged with managing the Fund.  BOK Financial has adopted strict policies to ensure that no energy related investment information is shared between Advisory personnel and Mr. Kaiser or affiliated entities and individuals.

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ADDITIONAL INFORMATION ON THE FUND

The World Energy Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world. Energy-related financial instruments may include foreign and domestic securities of issuers that derive more than fifty percent of their assets, revenue or income from activities related to the exploration, extraction, mining, research, development, conservation, refinement, production, transfer, transmission, and transportation of conventional, alternative, renewable and sustainable energy sources, utilities, petrochemicals, plastics, and suppliers and servicers to such industries. Investments typically include a combination of common stock, bonds and exchange traded funds (“ETFs”) but may also include other asset types that are related to energy industry activities. The Fund may also seek to increase the return of the Fund and to hedge (or protect) the value of its assets by investing in derivative instruments, including options, futures and indexed securities. The Fund may also seek to provide exposure to the investment returns of commodities through investment in commodity-linked derivative instruments, commodity futures, options on commodity future contracts, and investment vehicles that exclusively invest in commodities such as ETFs that may hold commodities, commodity options and futures.

The Fund is non-diversified, meaning it may invest in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund may engage in active and frequent trading.

Under normal market conditions, the Fund will invest at least 40%, but may invest up to 100%, of its net assets in the securities of issuers organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will consider an issuer to be doing a substantial amount of business outside the U.S. if it derives more than fifty percent of its assets, revenue or income outside of the U.S. or is an international focused ETF. Under normal market conditions, the Fund invests in issuers from at least three different countries. The Investment Adviser invests the Fund’s assets based on its judgment about issuers, risk, prices of securities, market conditions and other economic factors in the U.S. and around the world.

The Fund may invest in long and short positions in securities of issuers of any market capitalization, emerging market securities, American depository receipts (“ADRs”), European depository receipts, (“EDRs”), global depository receipts (“GDRs”), and master limited partnerships (“MLPs”). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs, including leveraged and inverse ETFs.

The Fund may invest in fixed income securities of any credit quality and maturity, including those of defaulted/distressed issuers. These securities can be rated below investment grade (i.e. “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default. Fixed income investments may include foreign and domestic sovereign securities.

CONCENTRATION POLICY

Under normal circumstances, the Fund will concentrate its investments in energy-related industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.  Investments may include, but are not limited to: foreign and domestic securities related to the exploration, mining, development, refinement, production, transfer, transmission, and transportation of conventional, alternative, renewable and sustainable energy, utilities and suppliers to such industries.  The Fund will not concentrate in any other industry or group of industries.

“Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries. For purposes of determining concentration, the Fund does not consider certain investments to constitute an “industry”: (a) obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).  Also, the Funds do not consider investment companies to constitute an “industry” and will “look through” investments in investment companies to the underlying securities held by such investment companies when determining the Fund’s exposure to a particular industry.

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ADDITIONAL INFORMATION ON FUND INSTRUMENTS

ASSET-BACKED SECURITIES

The Fund may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Fund may purchase an asset-backed security of any credit quality. Some asset-backed securities, such as asset-backed commercial paper, often carry only short-term ratings. The Fund may purchase asset-based securities that carry only a short-term rating. Some types of asset-backed securities are considered to be illiquid.

BONDS

The Fund may invest in bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as fluctuation of market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

CALLS

The Fund may write (sell) “covered” call options and purchase options to close out options previously written by the Fund. Such options must be listed on a national securities exchange. The purpose of the Fund in writing covered call options is to generate additional premium income. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with such rules. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or currencies subject to put options exceeds 25% of the market value of the Fund’s net assets. When market prices are unavailable or deemed to be inaccurate due to recent market developments, matrix pricing or fair value pricing will be utilized.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, as it may receive an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund’s custodian. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s policy that limits the pledging or mortgaging of its net assets.

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The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. The premium received is the fair market value of the option at the date written or purchased. Once the decision to write a covered call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per Share of the Fund is computed, or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

COMMERCIAL PAPER

The Fund may invest in commercial paper, which consists of secured and unsecured promissory notes issued by corporations. Except as noted below with respect to variable rate master demand notes, issues of commercial paper normally  have maturities of nine months or less and fixed rates of return. The Fund may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar-denominated commercial paper of a foreign issuer. The Fund may invest in commercial paper of any credit quality.

COMMODITY EXPOSURE INSTRUMENTS

While the Fund does not invest directly in commodities, the Fund may seek exposure to the investment returns of commodities through investments in commodity-linked derivative instruments, commodity futures, options on commodity futures contracts, and commodity-focused ETFs. Commodity-linked derivative instruments are derivative securities with a commodity-dependent component that have return characteristics similar to a commodity futures contract, a commodity option contract, or a combination of both. An example of such a derivative is a commodity-based swap. Commodity futures contracts are agreements to buy or sell a commodity at a set price and date in the future. The Fund may either buy or sell a commodity futures contract. Depending upon the amount of a leverage involved, even a small move in the price of the underlying commodity can result in large losses or gains. Options on commodity futures contracts are calls or puts that track the price of an underlying futures contract, which in turn tracks the price of the underlying commodity. The Fund may also invest commodity-focused ETFs. Commodity-focused ETFs may invest in futures contracts that track the price of a commodity, commodity options, or directly in physical commodities, such ETFs may include inverse ETFs.

COMMON STOCK

Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

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The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

EXCHANGE TRADED FUNDS (“ETFs”)

ETFs are pooled investment vehicles whose ownership interests are purchased and sold in a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs.

The Fund may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments. By way of example, ETFs may be structured as broad-based ETFs that invest in a broad group of stocks from different industries and market sectors’ select sector or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Fund may invest in them to the extent consistent its investment objective, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject to risks like currency risks and foreign and emerging markets risks; derivatives are subject to leverage and counterparty risk).

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index-based ETF’s objective is to track the performance of a specified index. Index-based ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same) amount as the securities included in the designated index. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

FOREIGN INVESTMENTS

The Fund may, subject to its investment objective, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments may include obligations of foreign branches, agencies or subsidiaries of U.S. banks and of foreign banks and investments in foreign securities.  Investments may include European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, Canadian commercial paper, and Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). Securities of foreign issuers may include, but are not limited to, European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs. The Fund may also invest in Canadian, Supra-national, and World Bank Bonds, Eurodollars, and similar instruments.  In addition, the Fund may invest, directly or indirectly, in foreign currencies.

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The Fund may also invest in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts (ADRs). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs.

Under normal market conditions, the Fund will invest at least 40%, but could invest up to 100%, of its portfolio in securities issued by companies organized or having their principal place of business outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will consider an issuer to be doing a substantial amount of business outside the U.S. if it derives more than fifty percent of its assets, revenue or income outside of the U.S. or is an international focused ETF. If market conditions are not deemed favorable, the Fund would invest at least 30% in foreign securities.  Under normal market conditions, the Fund will invest in securities from at least three different countries.

These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions, which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Special U.S. tax considerations may apply to the Fund’s foreign investments.

FUTURES CONTRACTS

The Fund may (1) enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, (2) purchase or sell options on any such futures contracts, and (3) engage in related closing transactions. When the Fund purchases a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of the securities index.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund’s ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund’s total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund’s total assets. Futures transactions will be limited to the extent necessary to maintain the Fund’s qualification as a regulated investment company (“RIC”).

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INVERSE EXCHANGE TRADED FUND

An exchange traded fund that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark.

INVESTMENT COMPANY SECURITIES

Subject to its investment restrictions, the Fund may invest in shares of other investment companies, including the Cavanal Hill Money Market Funds. The Fund may invest in securities of any registered investment company to the extent permitted by the applicable statutory limits under the 1940 Act. In addition, the Fund’s investments may exceed the statutory limits in reliance on an exemptive order issued by the SEC subject to such investments being consistent with the overall objective and policies of the Fund making such investment. These investment companies typically pay an investment advisory fee out of their assets. Therefore, these investments may be subject to duplicate management, advisory and distribution fees.

LOAN PARTICIPATION

The Fund may purchase certain loan participation interests. Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal, and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The Fund intends to limit investments in loan participation interests to 5% of its total assets.

MASTER LIMITED PARTNERSHIPS

The Fund may invest in master limited partnerships (“MLPs”) in accordance with its investment objective, restrictions and policies. Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

MLP investments are equity securities and are subject to the same risks as other equity securities.  In addition, risks of investing in a MLP include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in the oil and gas industry.

MUNICIPAL SECURITIES

The Fund may, consistent with its investment objective, restrictions and policies, invest in municipal securities. Municipal securities include debt obligations issued to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.

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The Fund, under normal market conditions, may invest in municipal securities the income from which is not exempt from federal income taxes.

The Fund may purchase short-term tax-exempt General Obligations Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, and other forms of short-term tax exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing state or local housing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities which may be held by the Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund may also invest in “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.

The Fund may invest in municipal securities of any credit quality.  There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold such securities.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

OPTIONS

The Fund may purchase options. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

The Fund may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

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Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. The Fund will purchase options and index options only when its total investment in such options immediately after such purchase will not exceed 5% of its total assets.

PRIVATE PLACEMENT INVESTMENTS

The Fund may invest in securities issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the “Securities Act”), and resold to qualified institutional buyers under Securities Act Rule 144A (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Section 4(2) paper may also be resold to the issuer or certain broker-dealers. The Fund will not invest more than 15% of its net assets in Section 4(2) paper and illiquid securities unless the Adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by the Fund in excess of this level is at all times liquid.

Because it is not possible to predict with assurance exactly how the market for Section 4(2) paper will develop, the Adviser, with the general supervision of the Board of Trustees and pursuant to the guidelines approved by the Board of Trustees, will carefully monitor the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) paper could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers become for a time not interested in purchasing these restricted securities.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

PUTS

Subject to investment restrictions set forth below the Fund may acquire “puts.” A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The amount payable to the Fund upon its exercise of a “put” on debt securities is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by the Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund’s assets at a rate of return more favorable than that of the underlying security or to limit the potential losses involved in a decline in an equity security’s market value.

The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

REPURCHASE AGREEMENTS

Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from a financial institution such as a member bank of the Federal Deposit Insurance Corporation or a registered broker-dealer, which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. There is also the risk that the collateral underlying a repurchase agreement will decline in value, and that counter-parties will not meet their obligation to provide additional or substituted collateral in these circumstances.  Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under applicable federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s Custodian, sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

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REVERSE REPURCHASE AGREEMENTS

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, consistent with the Fund’s investment objective having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

SECURITIES LENDING

The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash, U.S. government securities or other high quality debt securities. This collateral must be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities in loan, the Fund generally intends to terminate the loan and regain the right to vote if that is considered material with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines approved by the Trust’s Board of Trustees. The Fund will limit securities loans to 33-1/3% of the value of its total assets.

U.S. GOVERNMENT OBLIGATIONS

The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the government; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

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VARIABLE RATE AND FLOATING RATE NOTES

Debt instruments eligible for investment by the Fund may include variable rate and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a fair market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The Fund may invest in variable and floating rate notes of any credit quality. An inactive secondary market with respect to a particular variable or floating rate note could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

Variable rate master demand notes in which the Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate according to the terms of the instrument. The period of time remaining until the principal amount can be recovered under a variable rate master demand note generally shall not exceed seven days. To the extent such maximum period were exceeded, the note in question would be considered illiquid. The Fund may invest in variable rate master demand notes of any credit quality.

In determining average dollar-weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Variable or floating rate notes with stated maturities of more than one year may, based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities in accordance with such Rule.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery at an unknown or unspecified settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund relies on the seller to consummate the trade and will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, its Custodian will set aside cash or liquid high grade securities equal to the amount of the commitment in a separate account with the Custodian or a sub-custodian of the Fund. Failure of the seller to consummate the trade may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.

The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceed 25% of the value of its assets, the Fund’s liquidity and the ability of the Adviser to manage it might be severely affected. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

ZERO COUPON OBLIGATIONS

The Fund may hold zero-coupon obligations issued by the U.S. Treasury and U.S. government agencies. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased only if, at the time of purchase, the yield spread, considered in light of the obligation’s duration, is considered advantageous.

Even though such bonds do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. In order to generate sufficient cash to make the requisite distributions, the Fund could be required at times to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to liquidate such investments.

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TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political, or other conditions. In these and in other cases, the Fund may not achieve its investment objective. Without limiting the foregoing, during temporary defensive periods, as determined by the Adviser, the Fund may hold up to 100% of its total assets in cash or cash equivalents.

INVESTMENT RESTRICTIONS

Unless otherwise specifically noted, the following investment restrictions are fundamental and, as such, may be changed only by a vote of a majority of the outstanding Shares of the Fund. These restrictions supplement the investment objective and policies of the Funds as set forth in the Prospectus. Except with respect to the Fund’s restrictions governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

The Fund may not:

1.	Purchase securities on margin, sell securities short unless there is adequate cover, or participate on a joint or joint and several basis in any securities trading account.

2.	Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

3.
Purchase or sell commodities or commodity contracts, except that the Fund may invest in commodity futures contracts and options on commodity futures contracts if, immediately thereafter, the aggregate initial margin deposits for futures contracts, and premium paid for related options, does not exceed 5% of the Fund’s total assets and the value of securities that are the subject of such futures and options (both for receipt and delivery) does not exceed one-third of the value of the Fund’s total assets. Notwithstanding the foregoing, the Fund may purchase ETFs that invest in commodities, commodity futures and options.

4.
Purchase participations or other direct interests in oil, gas or mineral exploration or development programs or leases (however, investments in marketable securities of companies engaged in such activities are not precluded).

5.	Invest in any issuer for purposes of exercising control or management.

6.
Purchase or retain securities of any issuer if the officers or Trustees of the Fund or the officers or directors of the Adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

7.	Invest more than 5% of the Fund’s total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

8.
Purchase or sell real estate, including limited partnership interests (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

9.
Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

10.
Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

11.
Enter into repurchase agreements with maturities in excess of seven days if such investment, together with other instruments in the Fund that are not readily marketable, exceeds 15% of the Fund’s net assets.

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12.
Concentrate its investments in any industry or group of industries, with the exception of investments concentrated in the energy industry or group of industries.  “Concentration” is generally interpreted under the 1940 Act to mean investing more than 25% of total assets in an industry or group of industries.

1940 ACT RESTRICTIONS

Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by a fund. A non-diversified fund, such as the World Energy Fund, is not subject to the foregoing limitations.

The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

The 1940 Act also limits the amount that the Fund may invest in other investment companies, prohibiting the Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies.  However, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder, the Funds may invest in shares of affiliated or unaffiliated registered investment companies in excess of statutory limits, to the extent permitted by its investment strategy.

Additionally, the 1940 Act limits the Fund’s ability to borrow money and prohibits a Fund from issuing senior securities, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The fundamental investment restrictions of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund has also adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than its fundamental restrictions. Any changes in the Fund’s non-fundamental investment policies approved by the Trustees will be communicated to its Shareholders prior to effectiveness.

1.
The Fund, under normal circumstances, invests at least 80% of its assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world. This 80% investment requirement will be based on net assets plus any borrowings for investment purposes.

2.	The Fund, under normal circumstances, invests in securities of issuers from at least three different countries.

3.	The Fund will not write options if the Fund does not own the underlying security.

4.
The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

5.
The Fund may not invest more than 15% of its total assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

Any notice required to be delivered to shareholders for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this SAI or in the Prospectus) will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy”. This statement will also appear on the envelope in which such notice is delivered.

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PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and by requirements that enable the Fund to receive certain favorable tax treatments. Fund turnover will not be a limiting factor in making portfolio decisions. High turnover rates will generally result in higher transaction costs to a Fund and may result in additional tax consequences to a Fund’s Shareholders, including an increase in short-term capital gains which are generally taxed to individual Shareholders at ordinary income tax rates.  The Fund had not commenced operations as of the date of this Statement of Additional Information so portfolio turnover rate information is not available.

ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS

TAXATION OF THE FUNDS

The following discussion is a brief summary of some of the important federal (and, where noted, state and local) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations and the possible application of foreign, federal, state, and local law.

The following discussion is based on the Internal Revenue Code and Treasury Regulations as in effect on January 1, 2013. Prospective investors are urged to consult their tax advisors regarding the effect of recent and proposed future changes to the tax laws.

The Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), generally will be applied to the Fund separately from other Funds in the Cavanal Hill Fund Complex. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for the Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

It is the policy of the Fund to elect to be treated as and to qualify each year as a regulated investment company under Subchapter M of the Code. By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”, as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs; and (c) each taxable year distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income, and the excess, if any, of its net short-term capital gain over its net long-term capital loss) and net tax-exempt interest income, for such year.

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In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. 100% of the net income derived from an interest in a QPTP (defined as a partnership interest traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and that derives less than 90% of its income from the qualifying income described in (a)(i) above) will, however, be treated, in aggregate, as qualifying income. Although income from QPTPs is qualifying income, as discussed above, such investments cannot exceed 25% of the Fund’s assets. In addition, although the passive-loss rules of the Code generally do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification requirements set forth in (b) above, in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer.

Gains from foreign currencies (including foreign-currency options, foreign-currency futures and foreign-currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test. The Treasury Department does, however, have the authority to issue regulations (possibly with retroactive effect) that exclude a fund’s foreign-currency gains from the definition of “qualifying income” to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income taxation on income that is distributed in a timely manner to its shareholders in the form of dividends, including dividends that are properly designated as Capital Gain Dividends or exempt-interest dividend (as each is defined below). If the Fund should fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividends. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and qualified dividends for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund will, however, not fail to qualify as a regulated investment company if a failure to satisfy the annual 90% gross income test described in (a) above with respect to a taxable year beginning after December 22, 2010, is due to reasonable cause and not due to willful neglect, provided the failure is reported to the United States Internal Revenue Service (“IRS”). In such cases, the Fund would be required to pay a tax equal to the excess of the non-qualifying gross income over 1/9 of the qualifying income.

The Fund will also not fail to qualify as a regulated investment company if a failure to satisfy the asset test described in (b) above is due to reasonable cause and not due to willful neglect, provided the failure is reported to the IRS and the failure is timely cured by a disposition of assets or the asset test is otherwise timely satisfied. In such cases the Fund would be required to pay a tax equal to the greater of $50,000 or the highest corporate income tax rate multiplied by the income generated by the assets that caused the failure. Failure of the asset test by a de minimis amount also will not cause the Fund to fail to qualify as a regulated investment company, and in such cases no penalty tax would be due.

CAPITAL LOSS CARRYOVERS

The Fund had not commenced operations as of the date of this Statement of Additional Information so it has no capital loss carryovers to report.  In the future, and to the extent that carryovers are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

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EXCISE TAX ON REGULATED INVESTMENT COMPANIES

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending October 30 and any retained amount from the prior calendar year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to income tax. The Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax, but the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the estimated excise tax amount is deemed by the Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. As the Fund has a taxable year that begins in one calendar year and ends in the next calendar year, each Fund will be required to make this excise-tax distribution during its taxable year. There is a risk that the Fund could recognize income prior to making this excise-tax distribution and could recognize loss after making this distribution. As a result, an excise tax distribution could constitute, in whole or in part, a return of capital (see discussion below).

The Fund expects to qualify to be taxed as a “regulated investment company” and to be relieved of all or substantially all federal income taxes. The Fund may be subject to certain state or local tax laws depending upon the extent of its activities in the states and localities in which its offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business.

DISTRIBUTIONS

The Fund will distribute, at least annually, its net investment income and net realized capital gain. Distributions of any net investment income (other than distributions properly designated as qualified dividend income and exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gain are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her Shares. Distributions of net capital gain (that is, the excess of net long-term capital gain from the sale of investments that the Fund owned for more than one year over net short-term capital loss), if any, that are properly designated by the Fund as capital-gain dividends (“Capital Gain Dividends”), will be taxable as long-term capital gain regardless of how long a shareholder has held Fund Shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of long-term capital gain generally will be subject to a 20% tax rate in the hands of shareholders who are individuals, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends-received deduction. Distributions from capital gain are generally made after applying any capital loss carryover. Distributions are taxable to Fund shareholders whether received in cash or reinvested in additional Fund Shares.

Dividends and distributions on the Fund’s Shares are generally subject to federal income taxation as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not yet distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

If the Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund’s current and accumulated “earnings and profits” (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income). Such excess distribution will generally be taxable in the hands of shareholders as ordinary income, except that for Funds with taxable years other than the calendar year, if post-December 31 distributions exceed the amount of the excess distribution for the taxable year, the entire excess distribution will be allocated to post-December 31 distributions and will be treated as ordinary dividend income. Distributions in excess of earnings and profits will be treated as a return of capital to the extent of a shareholder’s basis for tax purposes in Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it does reduce the shareholder’s basis in the Shares, which increases the gain (or reduces the loss) on a subsequent taxable disposition by the shareholder of those Shares.

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A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund will provide federal tax information to its shareholders annually, including information about dividends and distributions paid during the preceding year.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements with respect to the Fund’s Shares. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The Fund does not expect a significant portion of their distributions to be derived from qualified dividend income.  In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of the Code.

EXEMPT-INTEREST DIVIDENDS

The Fund may invest in tax-exempt obligations but it does not expect to qualify to pay exempt-interest dividends to its shareholders, which requires at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consist of obligations the interest on which is exempt from federal income taxation.

SELLING SHARES

Shareholders who sell, exchange or redeem Fund Shares generally will recognize gain or loss in an amount equal to the difference between their adjusted tax bases in the Fund Shares and the amount received. If Fund shareholders hold their Fund Shares as capital assets, the gain or loss arising from (or treated as arising from) any sale, exchange or redemption will be a capital gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. The tax rate generally applicable to net capital gain recognized by individuals and other noncorporate taxpayers is (i) the same as the ordinary income tax rate for short-term capital gain or (ii) for taxable years beginning after December 31, 2013, 20% for long-term capital gain (including Capital Gain Dividends) in the hands of shareholders who are individuals, with lower rates applicable to shareholders in the 10% and 15% tax brackets.

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If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend, unless the Share was acquired after December 22, 2010 from a Fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. In addition, any loss upon a taxable disposition of Fund Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions (including Capital Gain Dividends) received (or deemed received) with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

All or a portion of any loss realized on a sale or exchange of Shares will be disallowed to the extent that a shareholder replaces the disposed-of Shares with other Shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a shareholder’s basis in the replacement Shares will be adjusted to reflect the disallowed loss.

REPURCHASE AGREEMENTS AND SECURITIES LENDING

The Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. If the Fund participates in a securities lending transaction, to the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to such a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. Withholding taxes accrued on dividends during the period that any security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders. As noted above, the Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

CERTAIN DEBT SECURITIES

Certain debt securities purchased by the Fund are acquired at a discount and periodic cash interest payments are not made on such securities. Similarly, zero-coupon bonds do not make periodic interest payments. The Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes annually substantially all of its net investment income to its shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales might occur at a time when the Fund Adviser would not otherwise have chosen to sell such securities and might result in a taxable gain or loss. The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. By investing in such securities, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and eliminate any taxation at the Fund level.

Subject to its investment policies described in the Prospectus and this Statement of Additional Information, the Fund may invest to a significant extent in debt obligations that are in the lowest-rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.

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OTHER INVESTMENT FUNDS

Special tax considerations apply if the Fund invests in investment companies that are taxable for federal income tax purposes as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. The Fund will, however, recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. The Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

A charitable remainder trust (“CRT”), as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

If the Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund). In addition, in certain circumstances, the “wash sale” rules under section 1091 of the Code might apply to the Fund’s sale of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

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HEDGING TRANSACTIONS

The Fund’s transactions, if any, in options, futures contracts, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including “mark-to-market,” “straddle,” “wash sale,” “constructive sale” and “short sale” rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital loss into long-term capital loss, convert long-term capital gain into short-term capital gain, and otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders and cause differences between the Fund’s book income and its taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

MASTER LIMITED PARTNERSHIPS

The Fund’s investment in a master limited partnership (“MLP”) may qualify as an investment in a (1) QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”, as defined below), or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs. Some amounts received by the Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

FOREIGN INVESTMENT, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS

If the Fund invests in foreign securities, dividends and interest received by the Fund, if any, might be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes imposed on the Fund. If, however, at the end of the Fund’s taxable year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund’s shareholders in connection with the Fund’s dividends received by them. In such a case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes.

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A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

In general, the Fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. The Fund may not include in its calculations the value of foreign securities held indirectly through an underlying fund to reach this 50% threshold. The Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds except with respect to an underlying fund that itself meets the 50% threshold requirement. In general, the Fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign securities at the close of its taxable year. The Fund may not include in its calculations the value of foreign securities held indirectly through an underlying fund to reach this 50% threshold. The Fund cannot pass through to shareholders foreign tax credits borne in respect to foreign securities income earned by underlying funds except with respect to an underlying fund that itself meets the 50% threshold requirement.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund’s investment in a PFIC is subject to special federal income tax rules. A PFIC is generally any foreign corporation if (i) 75% or more of the foreign corporation’s gross income for a taxable year is passive income, or (ii) 50% or more of the average percentage of the foreign corporation’s assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over loss from certain property transactions and commodities transactions, and foreign currency gain. Passive income for this purpose does not include rents and royalties received by a foreign corporation from an active business and certain income received from related persons. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investment by the Fund in PFICs could subject the Fund to a U.S. federal income tax or other charges on distributions received from such a company or on the proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” If the Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its income annually its share of the company’s income and net capital gain, regardless of whether it receives any distributions from the company. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss is treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income without the receipt of cash and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments, including at times when it is not advantageous to do so, to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that invests in PFICs by virtue of the Fund’s investments, if any, in other investment companies that qualify as “U.S. Persons” within the meaning of the Code may not make such elections; rather, the underlying investment companies directly investing in the PFICs would decide whether to make such elections.

BACK-UP WITHHOLDING

The Fund generally is required to back-up withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and proceeds of Share sales, exchanges or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not a United States person and is not subject to back-up withholding. The back-up withholding tax rate is 31%. Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. In order for a foreign investor to qualify for an exemption from back-up withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard.

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TAX SHELTER REPORTING REGULATIONS

Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS

Special tax rules apply to investments made through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of Shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

NON-U.S. SHAREHOLDERS

For non-U.S. shareholders, Capital Gain Dividends and exempt-interest dividends will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Foreign shareholders should contact their intermediaries with respect to the application of withholding rules to their accounts.

The fact that the Fund achieves its investment objective by investing in underlying funds will generally not affect adversely the Fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder carries on a trade or business within the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents and domestic corporations.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — defined broadly to include any interest in U.S. real property and any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.

Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

ADDITIONAL INFORMATION

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Fund. This summary is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may have a retroactive effect.

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No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisors with specific reference to their own tax situations, including the potential application of foreign, federal, state and local taxes.

VALUATION

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through an independent pricing service approved by the Board of Trustees. The following is an overview of how securities will be valued in the Fund:

●
Domestic Equity Securities. Domestic equity securities are valued at the closing price on the exchange or system where the security is principally traded (including the NASDAQ official Closing Price for securities traded on NASDAQ). If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or system where the security is principally traded.

●
Foreign Equity Securities. Foreign equity securities will be priced at the closing price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day, a security will be valued at the latest available bid price on the exchange where the security is principally traded. Prices of foreign securities denominated in foreign currency shall be converted into U.S. dollar equivalents using the daily rate of exchange.

●
Fixed Income Securities. Fixed income securities will be valued using Board approved policies and procedures, including the use of pricing services. Short term fixed income securities (maturing in less than sixty-one days) of sufficient credit quality are valued at amortized cost, which approximates current value. Special valuation procedures (see below) apply with respect to “odd-lot” securities.

●
Mutual Funds. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price.

●
Options on Securities, Indices and Futures Contracts. Options on securities, indices and futures contracts purchased by the Fund generally are valued at their last sale price prior to the time as of which the Fund determines its NAV or, if there was no sale on that day, at the last bid quote.

●	Repurchase Agreements. Repurchase agreements will be valued at original cost.

Other securities and assets for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Fund’s Pricing Committee under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board of Trustees.

Notwithstanding the above, securities transferred in transactions subject to Rule 17a-7 under the 1940 Act shall be priced on the day transferred pursuant to Rule 17a-7 and any currently effective procedures adopted by the Board of Trustees under that Rule.

Odd Lot Securities. The following methodology will be used for fixed income positions which, due to their small size, may receive prices by automated pricing services which reflect a large block trade and not what actually could be obtained for the small bond position:

●	For each position at or below $25,000 par value, Fund Accounting will compare the actual purchase price of that position with the next day’s price received from the pricing service.

●	Positions for which the next day’s price is 2% or greater than the purchase price (a “next day price jump”) will be subject to the application of an ongoing discount equal to that next day price jump.

●	Within 10 business days of each fiscal quarter end, broker quotes will be ascertained for each position currently subject to the above described pricing methodology.

27

●
The broker quotes will be used to calculate a revised discount which will then be applied to each position from that point forward. If by virtue of a broker quote, a position’s discount is revised below 2% then that position will no longer be subject to discount and will be valued in the same manner as other fixed income securities.

The Pricing Committee conducts its pricing activities in the manner established by the Security Valuation Procedures. The Security Valuation Procedures are reviewed and approved by the Trust’s Board of Trustees at least annually.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by BOSC, Inc. (“BOSC” or the “Distributor”), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, shares may be purchased through financial institutions and intermediaries, broker-dealers, or similar entities, including affiliates or subsidiaries of the Distributor (“Participating Organizations”) pursuant to contractual arrangements with the Distributor under the Fund’s Amended and Restated Distribution and Shareholder Services Plan (the “Distribution Plan”). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser and its affiliates.

The Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC or of the NYSE, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

Regarding Shares purchased through a Participating Organization, the entity through which you are purchasing, selling or exchanging your Shares is responsible for transmitting orders to the Fund, and it may have an earlier cutoff time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include minimum investment requirements, exchange policies, cutoff time for investments, and redemption fees.

The Funds may redeem shares involuntarily if redemption appears appropriate in light of the Fund’s responsibilities under the 1940 Act. (See “Your Account” – Involuntary Sale of Shares” in the Fund’s prospectus for further information.)

The A Share Class of the Fund is subject to an initial sales charge.  The sales charge is used to compensate the Distributor and participating dealers for their expenses incurred in connection with the distribution of the A Shares.  The amount of the initial sales charge is based upon the amount purchased:

Shareholder Fees For A Shares (fees paid directly from your investment)
Purchase Amount	Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	Reallowance	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or the total original cost, for shares held less than 12 months)
Less than $50,000	5.50%	4.75%	None
$50,000 to $99,999	4.50%	4.00%	None
$100,000 to $249,999	3.50%	3.00%	None
$250,000 up to $499,999	2.50%	2.00%	None
$500,000 up to $999,999	2.00%	1.75%	None
Over $1,000,000	None	-	1.00%

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You may qualify for reduced sales charges or sales charge exceptions.  To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment.

No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to purchasers that qualify for the reductions or exceptions described below.

Purchases of the Money Market Funds in the Cavanal Hill Fund Complex will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charge.

●	Rights of Accumulation.

o
You may combine your new purchases of A Shares of the Fund with other Cavanal Hill Fund Complex Bond or Equity Fund shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchasers.  The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other Cavanal Hill Fund Complex Bond or Equity Fund A Shares owned based on their current public offering price.

o
If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge.

o	No credit is available for prior investments made at a lower breakpoint subject to a higher fee.

o	Accumulated purchases of $1,000,000 or more are subject to the CDSC described below.

●	Letters of Intent.

o
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of A Shares of one or more Bond or Equity Funds in the Cavanal Hill Fund Complex during a 13-month period.  The amount you agree to purchase determines the initial sales charge you pay.  All subsequent purchase during the 13-month period count toward the completion of the LOI.

o
By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares.  However, if the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

o
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount to pay the sales charge that would normally be applicable to the amount actually invested.  If the total investment is completed within the 13-month period, the reserve will be promptly released.

o
If at any time before completing the LOI the purchaser requests that the Transfer Agent liquidate or transfer his shares, the LOI will be automatically cancelled and the Transfer Agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases would have been made on a single occasion.

o	LOIs to purchase $1,000,000 or more of A Shares are subject to the CDSC described below.

●	Contingent Deferred Sales Charges (CDSC – Class A and C only).

o	Class A Shares.

Investors who purchase or own $1,000,000 or more of Cavanal Hill Fund Complex Bond or Equity Fund A Shares do not pay an initial sales charge.  If, however, you redeem A Shares purchased without paying sales charge prior to 12 months after the date of purchase, they will be subject to a CDSC of 1%.  The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions.  In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

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o	Class C Shares.

Class C Shares are not subject to an initial sales charge so you will invest the full amount of your purchase price.  However, Class C Shares pay an annual 12b-1 Distribution/Service Fee of 1.00% (0.75% in asset-based sales charge and 0.25% in 12b-1 service fee) and a Shareholder Servicing Fee of 0.25% of average net assets. Because these fees are paid out of the Fund’s assets over time, they will increase the cost of your investment and may cost you more than if you had purchased Class A Shares.  Class C Shares do not convert to any other Class; therefore, if you anticipate holding the Shares for five years or longer, Class C Shares may not be appropriate.  If you sell your Class C Shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A Shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A Shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C Shares. In such case, requests to purchase Class C Shares will automatically be treated as a request to purchase Class A Shares. The Fund will not apply the limitation to Class C Share purchases made by shareholders whose Shares are held in an omnibus account on any of the Funds’ records, and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

The Distributor may pay dealer commissions on trades of $1,000,000 or more.  The amount available for such payments is:

Up to 1% of the first $4 million
plus 0.50% on the next $6 million
plus 0.25% on purchases more than $10 million

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MANAGEMENT AND SERVICE PROVIDERS OF THE FUND

TRUSTEES AND OFFICERS

Board Leadership Structure

The Fund is managed under the direction of the Board of Trustees (the “Board”). The Board consists of three Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Fund’s business and for assuring that the Fund is managed in the best interest of the Fund’s shareholders. The Board periodically reviews the Fund’s investment performance as well as the quality of other services provided to the Funds by each of the Fund’s service providers.  Subject to the provisions of the Fund’s Declaration of Trust and By-laws, and applicable provisions of Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Board is comprised of two-thirds of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”). In addition, the Chairman of the Board is an Independent Trustee. The Board holds regular quarterly meetings. The Chairman presides at meetings of the Trustees, and may call special meetings of the Board and any Board committee whenever he deems it necessary. The Board is involved in identifying information to be presented to the Board and matters to be acted upon by the Board. The Board engages in communication with each other, the Fund’s management, and service providers, as necessary, between meetings. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The designation of a Trustee as Chairman does not generally impose on that Trustee any obligations or liability that is greater than any other Trustee.

The Board believes that the current Fund leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees with the effect of enhancing Fund oversight. The Board considers the facts that a majority of its members, and its Chairman, are Independent Trustees to be integral to promoting effective and independent oversight of the Fund’s operations, as well as meaningful representation of the shareholders’ interests. The Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are important elements in its decision-making process. The Board size and leadership structure may be changed at any time in the discretion of the Board.

Risk Oversight

The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Funds.  The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, compliance, legal and fund accounting.  These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each.  The Trustees also oversee risk management for the Funds through interactions with the Fund’s external auditors. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Fund’s compliance program covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, selection and retention of service providers, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing.  The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Fund.  The Fund’s chief compliance officer provides quarterly and annual compliance reports and other compliance related briefings to the Board in writing and in person.

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Trustee Qualifications

The Board has not established specific qualifications that must be met by a member of the Board.  The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of companies, community and other organizations.  The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills.  In evaluating nominees, the Nominations Committee considers, among other things, an individual’s background, skills, education and experience; whether the individual is an “interested person;” and whether the individual could be deemed a “financial expert” within the meaning of applicable SEC rules.  The Nominations Committee also considers whether the individual’s background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees, and will contribute to the Board’s deliberations.

In addition to the information provided in the table that follows, below is certain additional information concerning each individual Trustee.  The information provided below and in the table is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

William H. Wilson Jr.       Mr. Wilson has served as an Independent Trustee since May 2008.  Mr. Wilson has ownership interests and holds executive level positions at a variety of organizations with diverse interests.  Mr. Wilson is a Certified Public Accountant with a Master in Business Administration degree from Harvard Graduate School of Business Administration and a Bachelor of Science in Economics from the Wharton School University of Pennsylvania.  Through his employment, education and experience, Mr. Wilson brings financial, accounting, regulatory and investment skills to the Board.

David L. Foster    Mr. Foster has served as an Independent Trustee since May 2008.  Mr. Foster currently serves as the President and is a member of the Board of Directors for Williford Companies, a mini-conglomerate headquartered in Tulsa, Oklahoma.  He also currently serves as President and a Director of Engineered Equipment Systems (Gas Compression and Field Services) and Tri-County Gas Processors (Gas Processing) and as an Officer and Director of Safety Training Systems (Aircraft Training Equipment).  Mr. Foster has been involved with and provided leadership to numerous non-profit organizations.  Mr. Foster is a Certified Public Accountant and a graduate of the University of Tulsa. Through his employment, education and experience, Mr. Foster brings financial, accounting, regulatory and investment skills to the Board.

Scott Grauer        Mr. Grauer has served as an Interested Trustee since January 2010.  Mr. Grauer currently serves as Executive Vice President, Wealth Management Division, BOKF, NA (“BOKF”) and Chief Executive Officer of BOSC, Inc. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Chairman of the Board of Cavanal Hill Investment Management and The Milestone Group and serves as a member of the board for other BOKF subsidiaries. Mr. Grauer earned a Bachelor’s degree in Business Administration from Baker University.  Mr. Grauer is involved in community service organizations including Junior Achievement’s Investor Challenge.  Through his employment, education and experience, Mr. Grauer brings financial, accounting, regulatory and investment skills to the Board.

The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is One Williams Center, BOKF Tower — 10 SW, Tulsa, Oklahoma 74172.

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INDEPENDENT TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS*

William H. Wilson Jr. Age: 55	Trustee, Chairman	Indefinite, 5/08 — Present	Ownership interest and/or executive positions with Lonestar Ecology, iTec Manufacturing, Sage Partners, Keystone Exploration and 3C Farms	11	N/A
David L. Foster Age: 65	Trustee	Indefinite, 5/08 — Present	Chief Executive Officer of The Williford Companies	11	N/A

INTERESTED TRUSTEE

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS*

Scott Grauer** Age: 49	Trustee	Indefinite, 1/10 — Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF; from 1991 to present, CEO, BOSC, Inc.	11	N/A

*
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**
Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOKF, the parent of Cavanal Hill Investment Management and the CEO of BOSC, Inc., the distributor of the Trust.  Mr. Grauer is also Vice Chairman of the Board of BOSC, Chairman of the Board of Cavanal Hill Investment Management and The Milestone Group and serves as a member of the board for other BOK Financial subsidiaries.

33

OFFICERS

NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Scott H. Rhodes Age: 54	Treasurer	Indefinite, 9/10 — Present
From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc, including Manager, Treasurer, and Financial & Operations Principal.
				N/A	N/A

James L. Huntzinger Age: 63	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial	N/A	N/A

Fred J. Schmidt Age: 54	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08 — Present	From 2011 to present, Director of Citi Fund services Ohio, Inc., CCO Services. From 2004 to 2011, Senior Vice President of Citi Fund Services Ohio, Inc., CCO Services	N/A	N/A

Kristin L. Walters Age: 41	Secretary	Indefinite, 4/08 — Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management	N/A	N/A

For interested officers, Mr. Huntzinger and Ms. Walters, positions held with affiliated persons or principal underwriters of the Trust are provided above.  For interested Trustees, the information is listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME	UNDERWRITERS OF THE FUNDS

Scott Grauer
BOKF, Executive Vice President, Wealth Management Division; BOSC, CEO. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Chairman of the Board of Cavanal Hill Investment Management and and The Milestone Group and serves as a member of the board for other BOK Financial subsidiaries.

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COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; to consider the selection of independent registered public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust’s independent registered public accountants and the full Board of Trustees. Mr. Foster and Mr. Wilson serve on this Committee. Mr. Foster became a Committee member on May 1, 2008; Mr. Wilson joined this Committee on June 23, 2008. For the fiscal year ended August 31, 2013, there were four meetings of the Audit Committee.

NOMINATIONS COMMITTEE

The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Mr. Wilson and Mr. Foster serve on this Committee; Mr. Wilson became a Committee member on May 1, 2008, and Mr. Foster joined the Committee on June 23, 2008. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Cavanal Hill Funds. For the fiscal year ended August 31, 2013, there were no meetings of the Nominations Committee.

SECURITIES OWNERSHIP

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. For each Trustee, the following table discloses the dollar range of equity securities in the Cavanal Hill Fund Complex beneficially owned by the Trustee in the Fund indicated and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2012:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE WORLD ENERGY FUND	AGGREGATE DOLLAR RANGEOF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

William H. Wilson Jr.	None	Over $100,000

David L. Foster	None	Over $100,000

The following table shows information for Trustees who are “interested persons” of the Funds as defined in the 1940 Act:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE WORLD ENERGY FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

Scott Grauer	None*	$1 — $10,000*

*
Under the definition of “beneficial ownership” used for purposes of the foregoing table, Mr. Grauer, who is an executive officer of BOKF, is not considered the beneficial owner of any Fund securities with respect to which BOK Financial or its affiliates has investment or voting discretion. Affiliates of BOK Financial have investment and voting discretion over a substantial majority of each Fund’s securities.

35

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust as of December 31, 2012:

NAME OF TRUSTEE	NAME OF OWNERS AND RELATIONSHIPS TO TRUSTEE	COMPANY	TITLE OF CLASS	VALUE OF SECURITIES	PERCENT OF CLASS

William H. Wilson Jr.	N/A	N/A	N/A	N/A	N/A
David L. Foster	N/A	N/A	N/A	N/A	N/A

As of December 31, 2012, the Officers and Trustees owned less than 1% of any class of any Fund in the Cavanal Hill Fund Complex. The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information.

Cavanal Hill Investment Management provides advisory services to separately managed accounts, which may have the same or similar strategies as Funds in the Cavanal Hill Fund Complex.  From time to time, Trustees, Officers and other individuals involved in the operation of these Funds may hold interests in such separately managed accounts.

The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or the Administrator of the Cavanal Hill Fund Complex receives any compensation from the Funds for acting as a Trustee. The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

INDEPENDENT TRUSTEES’ COMPENSATION

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31, 2013	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR ENDED AUGUST 31, 2013

William H. Wilson Jr., Chairman of the Board	$60,000	N/A	N/A	$60,000
David L. Foster, Chairman of the Audit Committee	$60,000	N/A	N/A	$60,000

CODE OF ETHICS

The Fund, Cavanal Hill Investment Management and BOSC have adopted codes of ethics (“Codes”) under Rule 17j-1 of the 1940 Act, and these Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by each Fund.

MARKET TIMING POLICIES AND PROCEDURES

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures that apply to the Fund.

Exchanges between Bond and Equity Funds in the Cavanal Hill Fund Complex are limited to three in any calendar quarter. We also reserve the right to suspend any account in which we have identified a pattern of excessive or abusive trading. Such accounts will be prohibited from engaging in additional purchase and exchange transactions.

36

We cannot guarantee that we will detect every market timer because of the limitations inherent in our systems. Our ability to monitor trades in omnibus accounts in particular is extremely limited and we will not be able to detect market timing activities in such accounts.

We will apply our policies and procedures related to market timing uniformly to all Cavanal Hill Fund Complex Bond and Equity Fund shareholders. We do not have in place any arrangements to permit any person to engage in frequent trading in the Bond and Equity Funds. We reserve the right to modify our policies and procedures related to market timing at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

Information regarding portfolio holdings may be made available to third parties in the following circumstances:

●	Through disclosure in the Trust’s latest annual or semi-annual report on Form N-Q;

●	In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or

●
When a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement which prohibits both disclosure of portfolio holdings to third parties and trading based on such information. Such disclosure shall be authorized by the Trust’s President or Treasurer and shall be reported annually to the Board.

In addition, the Adviser will post portfolio holdings information for the Cavanal Hill Fund Complex on the Fund’s website at www.cavanalhillfunds.com. The website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end (except the Money Market Funds, which holdings are posted daily, and the Opportunistic and World Energy Funds, which holdings are posted quarterly). Although the Adviser will typically post this information approximately 16 days after a month’s end, and such information will remain accessible on the website until the information is filed with the SEC as part of the Trust’s Form N-CSR or Form N-Q, as applicable, it may (but is not required to) post more current information regarding the holdings of one or more of the Funds on the Trust’s website. Such posted information may include all of a Fund’s holdings, or may be limited to more current information about select issuers or types of issuers, as determined by Trust management.

Except as disclosed above, it is the policy of the Funds not to disclose material information about their portfolio holdings, trading strategies implemented or to be implemented or pending transactions to other third parties. The Fund’s service providers are prohibited from disclosing to other third parties material information about the Fund’s portfolio holdings, trading strategies implemented or to be implemented or pending transactions. The Funds may, however, provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. The Fund’s fund accountants, administrators, investment advisers and custodians are provided with portfolio holdings information on a daily basis. The Fund’s independent public accountants and attorneys are provided with portfolio holdings information as issues may arise. In addition, portfolio holding information may be disclosed to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) on an as-needed basis.

Other than the service provider arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. The Fund’s policies prohibit the receipt of compensation for the disclosure of portfolio holdings. Any violation of the Fund’s policies with respect to the disclosure of portfolio holdings is reported to the Board on a quarterly basis.

37

PROXY VOTING POLICIES AND PROCEDURES

The following proxy voting policies and procedures apply to the Cavanal Hill Fund Complex Bond and Equity Funds, including the World Energy Fund, and the Adviser:

Cavanal Hill Funds Proxy Voting Policy

It is the policy of the Board to delegate the responsibility for voting proxies relating to portfolio securities to the Trust’s adviser, Cavanal Hill Investment Management, as a part of the Adviser’s general management of the portfolio, subject to the Board’s continuing oversight. The following are the procedures adopted by the Board for the administration of this policy:

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held in portfolios of the Funds is an asset of the Funds. Based on its review of the proxy voting policy of the Adviser and the procedures and guidelines thereunder, the Board is satisfied that the Adviser acknowledges that it acts as a fiduciary of the Funds and has formally committed to policies and procedures designed to ensure that it will vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies and Procedures

The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually and must notify the Board promptly of material changes to any of these documents.

Voting Record Reporting

With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Information Regarding Proxy Votes

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or without charge, upon request, by contacting us by telephone at 1-800-762-7085 or in writing at Cavanal Hill Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Cavanal Hill Investment Management (referred to as the “Firm” in this Policy) Proxy Voting Policy

General Provisions

It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted. Proxies are voted in the best interests of the client accounts. The determination of the interest of a client account in a proposal presented by proxy is the effect, if any, the proposal could have on the current or future value of the investment. Subject to the adoption of procedures or guidelines by the Firm’s Board of Directors or specific written direction from a client, proxy voting shall be the responsibility of the President and the Investment Policy Committee (IPC), both of whom may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm. If it is appropriate to do so, an outside service provider may be employed to vote client proxies or to provide advice in the voting of a proxy.

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Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Firm and its client accounts will be considered by the IPC which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interest of client accounts, how the proxy will be handled.

Disclosure

The Firm shall disclose to each client how they may obtain information about how the Firm voted with respect to their securities; shall provide each client a description of the Firm’s proxy voting policies and procedures; and, upon request, shall furnish a copy of the policies and procedures to the requesting client.

Recordkeeping

The Firm will retain records relating to the voting of proxies, including:

●	A copy of policies, procedures or guidelines relating to the voting of proxies.

●
A copy of each proxy statement, written or electronic, that the Firm receives regarding client securities. The Firm may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, written or electronic, provided that the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

●
A record of each vote cast by the Firm on behalf of a client. The Firm may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

●	A copy of any document created by the Firm that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

●
A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request for information on how the adviser voted proxies on behalf of the requesting client.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Firm.

Cavanal Hill Investment Management (referred to as the “Firm” in these Procedures) Proxy Voting Procedures

The Firm’s Policy & Procedures Manual regarding proxy voting provides:

Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the President and the Investment Policy Committee, both of whom may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

These procedures are adopted by the Investment Policy Committee (the “Committee”) pursuant to the policy cited above.

1. Evaluation and Voting

The President of the Firm may designate one or more employees of the Firm (the “designated employee”) to review each proxy received by the Firm which the Firm has the responsibility to vote. The designated employee will review the issues presented by the proxy and, where it is appropriate to do so will vote the proxy in accordance with the proxy voting guidelines.

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If the proxy presents issues not addressed in the proxy voting guidelines or the designated employee believes that one or more issues presented by the proxy should not be voted as indicated by the guidelines, the designated employee will prepare a memorandum with respect to the proxy setting out:

●	the issue presented;

●	the interests of the Firm or of affiliates of the Firm, if any, in the issue;
●	the interest of the client accounts in the issue presented; and

●	a recommendation for voting the proxy.

The memorandum will include a record of all external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. The memorandum will be presented to the President who will:

●	direct that the proxy be voted as recommended by the memorandum;

●	return the memorandum for further consideration; or

●	in the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Committee for direction with respect to the voting of the proxy.

It is the responsibility of the President of the Firm to ensure that proxies are voted timely and in the manner he or she directs.

Conflicts of Interest

The Firm will maintain a list of those companies, which issue publicly traded securities and with which the Firm or its affiliates have such a relationship that proxies presented with respect to those companies may give rise to a conflict of interest between the Firm and its clients.1 Proxies that are received from companies on the list will be directed to the Committee for its consideration. The Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The Committee will direct the President to:

●	vote the proxy in accordance with voting guidelines adopted by the Firm and in force at the time the proxy was received;

●	employ an outside service provider to direct the voting of the proxy;

●	employ an outside service provider to vote the proxy on behalf of the Firm and its clients;

●	disclose the conflict of interest to the client and obtain direction with respect to the voting of the proxy; or

●	decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

1
As it is used in this document, the term “conflict of interest” refers to a situation in which the adviser has a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the client which compromises the Firm’s freedom of judgment and action. Examples of relationships that might give rise to such an interest include:

Companies affiliated with directors or officers of the Firm, or immediate family members of directors or officers of the Firm or of affiliates of the Firm;

Companies that maintain significant business relationships with the Firm or with affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

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A conflict of interest is “material” if a reasonable person might believe that the Firm’s freedom of judgment and action would be compromised or that the Firm would be persuaded to vote a proxy in such a way as to advance its own interest in the matter rather than that of its client.

2. Delegation of Proxy Voting

In the alternative, if it believes such an arrangement is reasonably designed to ensure that the Firm will vote client securities in the best interest of the clients and will avoid material conflicts between the Firm and its clients, the Committee may recommend to the Board one or more unaffiliated service providers (the “designated providers”) either to advise the Firm with respect to voting proxies, or to which the Firm may delegate the responsibility for voting proxies which the Firm has the responsibility to vote. The designated provider will review the issues presented by each proxy and, will vote the proxy on behalf of the Firm in accordance with its proxy voting guidelines.

Cavanal Hill Investment Management (referred to as the “Firm” in these Guidelines) Proxy Voting Guidelines

It is the policy of the Firm that, absent definitive reasons why a proxy should not be voted; all proxies will be voted based on what is best for an account as a shareholder.

The key element underlying any evaluation of the interest of an advisory account in an issue presented to the shareholders of the company is the effect, if any, a proposal could have on the current or future value of the investment. The following guidelines will be followed in voting proxies:

Management Proposals

To the extent that management’s proposals do not infringe on stockholder rights, the firm will support their position. Management sponsored resolutions can be grouped into five main categories: Standard Proposals, Capitalization Proposals, Non-Salary Compensation Programs, Anti-Takeover Measures and Miscellaneous Corporate Governance Matters.

I. Standard Proposals

The Firm will support management’s proposals to:

●	Elect or re-elect members of the board of directors

●	Select outside auditors

●	Set the annual meeting date and location

●	Eliminate preemptive rights or dual classes of stock

●	Establish dividend reinvestment plans

●	Provide cumulative voting for directors

●	Indemnify directors, officers and employees

●	Change the corporate name

II. Capitalization Proposals

The Firm will support proposals to:

●	Increase the authorized number common shares

●	Adjust of par value

●	Establish flexible schedules of preferred dividends

●	Repurchase shares

●	Authorize stock splits or stock dividends

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●	Establish anti-greenmail measures

III. Non-Salary Compensation Programs

The Firm will support stock or other non-salary compensation plans that afford incentives based on performance, as opposed to risk-free rewards, including:

●	Performance incentives

●	Stock option plans

●	Stock purchase or stock ownership plans

●	Thrift/Profit Sharing plans

 However, the Firm will not support plans that:

●	Cause excessive dilution

●	Award options at deep discount to the market

IV. Anti-Takeover Measures

The Firm believes that charter and by-law amendments designed to thwart takeover attempts sometimes undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. The Firm will oppose the following anti-takeover measures:

●	Fair pricing procedures

●	Super majority rules

●	Board classification

●	Bars to written consent

●	Incumbent-entrenchment measures

●	Re-incorporation measures

●	Control share measures

V. Miscellaneous Corporate Governance Matters

The Firm will support proposals to:

●	Limit directors’ liability

●	Authorize indemnification agreements

●	Meet SEC/NASD quorum requirements

●	Reorganize as a holding company

Shareholder Proposals

The Firm recognizes that shareholders regularly make various proposals which they perceive as offering social (and, at times, economic) benefits to both the corporation and its shareholders. While the Firm acknowledges that economic and social considerations are often closely intertwined, the management group and elected directors are best positioned to make corporate decisions on these proposals.

The Firm will support management’s position on shareholder proposals presented by proxy.

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Record Retention

The Firm will retain records relating to the voting of proxies for five years from the end of the fiscal year during which the proxy was voted.

CURRENT PROXY VOTING ARRANGEMENTS

The Cavanal Hill Investment Management proxy voting procedures provide two alternative methods for handling proxy voting:

●
The first provides for the designation of one or more employees of the Firm to review each proxy which the Firm has the responsibility to vote and where it is appropriate to do so, to vote the proxy in accordance with the Fund’s proxy voting guidelines. Where the employee determines that it is not appropriate to vote in accordance with the guidelines, a process for further consideration of the issues presented in the proxy by the President of the Firm and the Investment Policy Committee is provided.

●
The second provides that, if the Firm believes that such an arrangement is reasonably designed to ensure that proxies relating to client securities will be voted in the best interest of the clients and will avoid material conflicts between the Firm and its clients, the Firm may retain an unaffiliated service provider either to advise the Firm with respect to voting proxies, or to which the Firm may delegate the responsibility for voting proxies which the Firm has the responsibility to vote.

 Cavanal Hill Investment Management has retained Institutional Shareholder Services, Inc. (“ISS”), an unaffiliated third party, as its agent to vote proxies relating to portfolio securities of the Cavanal Hill Fund Complex on behalf of Cavanal Hill Investment Management. ISS is providing three basic services to Cavanal Hill Investment Management:

●	ISS has received Cavanal Hill Investment Management’s proxy voting guidelines (a copy of the current guidelines are attached);

●	ISS will vote the proxies relating to portfolio securities in accordance with the proxy voting guidelines; and

●
ISS will maintain records relating to the voting of proxies which will be used both to monitor proxy voting activity and to meet the reporting requirements of Cavanal Hill Investment Management’s proxy voting procedures and SEC rules and regulations.

Cavanal Hill Investment Management believes that this arrangement is reasonably designed to ensure that proxies relating to client securities will be voted in the best interest of the clients and, because the process is handled by a third party not affiliated with Cavanal Hill Investment Management, will avoid material conflicts between Cavanal Hill Investment Management and its clients.

INVESTMENT ADVISER

Investment advisory services are provided to the Cavanal Hill Fund Complex, including the World Energy Fund, by Cavanal Hill Investment Management pursuant to an Investment Advisory Agreement. Cavanal Hill Investment Management is a separate, wholly-owned subsidiary of BOKF, NA. It began serving as Investment Adviser to the Cavanal Hill Fund Complex on May 12, 2001. Cavanal Hill Investment Management, subject to the general supervision of the Board of Trustees of the Trust, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of September 30, 2013, Cavanal Hill Investment Management had approximately $5.4 billion in assets under management.

BOKF is a subsidiary of BOK Financial. BOK Financial is controlled by its principal shareholder, George B. Kaiser. Subsidiaries of BOK Financial provide an array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries.

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BOKF Financial subsidiaries maintain offices in Oklahoma, Arizona, Arkansas, Colorado, Kansas, Missouri, New Mexico and Texas and offer a variety of services for both corporate and individual customers. Individual financial trust services include personal trust management, administration of estates, and management of individual investments and custodial accounts. For corporate clients, the array of services includes management, administration and recordkeeping of pension plans, thrift plans, 401(k) plans and master trust plans. BOK Financial subsidiaries also provide investment banking services, serve as transfer agent and registrar for corporate securities, broker/dealer, paying agent for dividends and interest, and indenture trustee of bond issues. As of September 30, 2013, BOKF Financial and its subsidiaries had approximately $56.3 billion in assets under management or in custody.

Subject to the general supervision of the Board and in accordance with the investment objective and restrictions of the Fund, Cavanal Hill Investment Management reviews, supervises, and provides general investment advice regarding each of the Fund’s investment programs. Subject to the general supervision of the Board and in accordance with the investment objective and restrictions of the Fund, Cavanal Hill Investment Management makes all final decisions with respect to portfolio securities of the Fund, places orders for all purchases and sales of the portfolio securities of the Fund, and maintains the Fund’s records directly relating to such purchases and sales.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement with the Funds, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, based on the lower of (1) such fee as may, from time to time, be agreed upon in writing by the Funds and the Adviser or (2) sixty-nine one-hundredths of one percent (0.69%) annually of the average daily net assets the Fund. Cavanal Hill Investment Management may periodically waive all or a portion of its fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information.  The Cavanal Hill Fund Complex paid Cavanal Hill Investment Management the following aggregate fees for investment advisory services for the following fiscal years ended:

	FISCAL YEAR ENDED AUGUST 31, 2013		FISCAL YEAR ENDED AUGUST 31, 2012		FISCAL YEAR ENDED AUGUST 31, 2011
	GROSS FEES	AMOUNT WAIVED/ REIMBURSED	GROSS FEES	AMOUNT WAIVED/ REIMBURSED		GROSS FEES		AMOUNT WAIVED/ REIMBURSED
Bond Fund	$265,451	$168,923	$250,672	$159,518		$203,228		$129,326
Intermediate Bond Fund	$148,016	$94,191	$129,610	$82,479		$119,212		$75,862
Intermediate Tax-Free Bond Fund	$216,030	$137,473	$232,895	$148,205		$212,947		$135,511
Short-Term Income Fund	$763,166	$555,030	$544,870	$396,270		$449,524		$326,927
U.S. Large Cap Equity Fund	$200,775	$84,384	$224,548	$94,376		$274,959		$115,562
Balanced Fund	$493,620	$260,150	$464,661	$244,888		$472,557		$249,049
Opportunistic Fund	$51,418	$43,949	$11,790	$11,079	$	―	$	―
U.S. Treasury Fund	$1,268,165	$1,302,059	$1,808,830	$1,898,981		$1,289,033		$1,163,194
Cash Management Fund	$1,535,746	$1,496,569	$1,325,498	$1,283,528		$1,281,727		$936,816
Tax-Free Money Market Fund	$551,702	$488,051	$577,263	$421,373		$559,412		$418,947

The Investment Advisory Agreement will continue in effect for successive one-year terms, if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement, or interested persons (as defined in 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding voting Shares of the Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

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The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective provider of services to the Fund in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contracts is included in the shareholder reports for the period during which the Board approved such contracts.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Funds may include descriptions of the Adviser including, but not limited to, (i) a description of the Adviser’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Adviser’s operations.

PORTFOLIO MANAGERS

The portfolio managers identified under “Investment Management” in the Prospectus are responsible for the day-to-day management of the Fund. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these accounts is set forth below.

Number of Other Accounts Managed and Assets by Account Type as of August 31, 2013:

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
J. Brian Henderson	Number: 5	Number: None	Number: 3
	Assets: $184 million	Assets: N/A	Assets: $7 million
Michael P. Maurer	Number: 4	Number: None	Number: 57
	Assets: $148 million	Assets: N/A	Assets: $1,255 million
Matthew C. Stephani	Number: 2	Number: None	Number: 290
	Assets: $37 million	Assets: N/A	Assets: $431 million
Thomas W. Verdel	Number: None	Number: None	Number: 85
	Assets: N/A	Assets: N/A	Assets: $385 million

As of August 31, 2013, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.

Performance Based Advisory Fees Number of Other Accounts Managed
and Assets by Account Type as of August 31, 2013:

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
J. Brian Henderson	Number: None	Number: None	Number: None
	Assets: $0	Assets: $0	Assets: $0
Michael P. Maurer	Number: None	Number: None	Number: None
	Assets: $0	Assets: $0	Assets: $0
Matthew C. Stephani	Number: None	Number: None	Number: None
	Assets: $0	Assets: $0	Assets: $0
Thomas W. Verdel	Number: None	Number: None	Number: None
	Assets: $0	Assets: $0	Assets: $0

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Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objective or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. Cavanal Hill Investment Management has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time.

Portfolio Manager Compensation

Cavanal Hill Investment Management offers investment professionals a compensation plan which has two components: (i) base compensation, which is linked to job function, responsibilities and experience, and (ii) incentive compensation, which is a percentage of the base that varies based on investment performance. The majority of the total cash compensation is derived by the incentive compensation, which could ultimately make up more than half of the investment professional’s compensation. The incentive compensation is based on the pre-tax investment performance of investments on a calendar year basis in comparison to their respective Lipper peer group. Certain portfolio managers may receive non-cash incentives from BOKF, the parent company of Cavanal Hill Investment Management, in the form of stock options in connection with management responsibilities of such portfolio managers. These long-term non-cash incentives, which are used as a retention tool, facilitate long-term commitments from key investment professionals.

Securities Ownership

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. The following table discloses the dollar range of equity securities of each of the Funds in the Cavanal Hill Fund Complex beneficially owned by the portfolio managers as of August 31, 2013:

DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER	SECURITIES IN EACH FUND
J. Brian Henderson	$	None
Michael P. Maurer	$	None
Matthew Stephani		$100,001-500,000
Thomas W. Verdel	$	None

DISTRIBUTION

Shares of the Fund are sold on a continuous basis by the Distributor for the Fund. Under the Cavanal Hill Fund Complex Amended and Restated Distribution and Shareholder Services Plan (the “Distribution Plan”), the A Class and Investor Class of shares of the Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to 0.25% of its average daily net assets. Under the Distribution Plan, the C Class shares of the Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to 1.00% of its average daily net assets (0.75% in asset-based sales charge and 0.25% in 12b-1 service fee). The Distributor may use the distribution fee to provide distribution assistance with respect to the Fund’s Shares or to provide Shareholder services to the holders of the Fund’s Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors, but not including banks), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to compensate banks, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries for services or reimbursement of expenses incurred in connection with the provision of Shareholder services. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a “Servicing Agreement”). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of the Fund’s Shares to the Participating Organization’s customers on whose behalf the investment in such Shares is made and/or to the provision of Shareholder services rendered to the Participating Organization’s customers owning the Fund’s Shares. Under the Distribution Plan, a Participating Organization may include the Adviser or its affiliates. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws.

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The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor’s actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor’s actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from the Funds the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year. The Distributor may periodically waive all or a portion of the distribution fee to increase the net income attributable to a Fund available for distribution as dividends to the Fund’s Shareholders. To lower operating expenses, the Distributor may voluntarily reduce its fees under the Distribution Plan.

The Adviser and the Distributor (and their affiliates) may finance, from their own resources, certain activities intended to result in the distribution and servicing of the Fund’s shares. These amounts may be in addition to amounts paid by the Fund under the Distribution and Shareholder Servicing Plan and may include payments to the Fund’s Adviser and its affiliates for such activities.

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. BOSC became the Distributor for the Cavanal Hill Fund Complex on August 2, 2007 and received the following amounts for the fiscal years ended:

	AUGUST 31, 2013		AUGUST 31, 2012		AUGUST 31, 2011
	GROSS	AMOUNT	GROSS	AMOUNT	GROSS	AMOUNT
	FEES	WAIVED	FEES	WAIVED	FEES	WAIVED
Bond Fund	$27,858	$—	$27,613	$—	$22,708	$—
Intermediate Bond Fund	$36,192	$—	$32,839	$—	$30,217	$—
Intermediate Tax-Free Bond Fund	$8,069	$—	$6,904	$—	$12,068	$—
Short-Term Income Fund	$120,478	$—	$73,007	$—	$67,176	$—
U.S. Large Cap Equity Fund	$4,443	$—	$4,991	$—	$5,014	$—
Balanced Fund	$35,839	$—	$39,921	$—	$45,065	$—
Opportunistic Fund	$2,833	$—	$658	$—	$—	$—
U.S. Treasury Fund	$1,763,256	$1,763,256	$2,578,757	$2,578,757	$1,712,737	$1,647,207
Cash Management Fund	$1,226,593	$1,226,593	$1,159,372	$1,159,372	$1,096,770	$1,095,009
Tax-Free Money Market Fund	$18,852	$18,193	$29,717	$26,563	$25,207	$24,759

Substantially all of the amount received by BOSC under the Distribution Plan during the period from September 1, 2012 to August 31, 2013 was spent on compensation to dealers. The total amount spent on compensation to dealers during such period was $848,898, including $7,721 paid to BOSC as a dealer of the Funds. The total amount retained by BOSC as Distributor during such period was $1,099, which was spent on compliance support services.

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SHAREHOLDER SERVICING PLAN

The Trust on behalf of each of the Funds in the Cavanal Hill Fund Complex, including the World Energy Fund, has approved a Shareholder Servicing Plan that enables the Fund to obtain the services of one or more shareholder servicing agents (“Shareholder Servicing Agents”) under shareholder servicing agreements. Under the agreements, the Shareholder Servicing Agents will be responsible for performing shareholder account, administrative and servicing functions, which may include but are not limited to, establishing and maintaining records of shareholders accounts; processing purchase and redemption transactions; confirming shareholder transactions; answering routine shareholder inquiries regarding the Fund; providing assistance to shareholders in effecting changes to their dividend options, account designations and addresses; withholding taxes on non-resident alien accounts; disbursing income dividends and capital gains distributions; reinvesting dividends and distributions; arranging for bank wires; preparing and delivering to shareholders, and state and federal authorities including the IRS, such information respecting dividends and distributions paid by the Fund as may be required by law, rule or regulation; withholding on dividends and distributions as may be required by state or federal authorities from time to time; and such other services as the Fund may reasonably request. The Cavanal Hill Fund Complex has entered into agreements under the Shareholder Servicing Plan with BOKF, the owner of the Adviser, BOSC and may enter into agreements with other banks that are affiliates of BOKF, to provide shareholder services to the Fund’s shareholders in exchange for payments by the Fund for such services under the Shareholder Servicing Plan.

The Fund may pay the Shareholder Servicing Agents an annual fee of up to 0.25% of the average daily net assets of the shares of each of the Fund, other than the A Shares, for which a fee of 0.10% of the daily net assets is available. BOKF and BOSC have agreed to the contractual fee waivers shown in the table below for the Shareholder Servicing Fees to which they are entitled. The BOKF and BOSC waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the Annual Fund Operating Expense table. Contractual waivers are in place for the period through February 28, 2015 and may only be modified with the approval of the Board.

	Shareholder Servicing Fee	Shareholder Servicing Fee Caps and Waivers
Bond and Equity Funds
A Shares	0.10%	Waived in Full
C Shares	0.25%	Waived in Full
Investor Shares	0.25%	Waived in Full
Institutional Shares	0.25%	Waived in Full

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. The table below sets forth the total Shareholder Servicing Fees paid by the shares of the other Funds in the Cavanal Hill Fund Complex for fiscal years ended:

	AUGUST 31, 2013		AUGUST 31, 2012		AUGUST 31, 2011
	GROSS FEES	AMOUNT WAIVED	GROSS FEES	AMOUNT WAIVED	GROSS FEES	AMOUNT WAIVED
Bond Fund	$120,602	$120,560	$113,927	$113,841	$92,372	$92,219
Intermediate Bond Fund	$67,175	$65,783	$58,899	$56,578	$54,183	$53,122
Intermediate Tax-Free Bond Fund	$97,074	$96,839	$105,836	$105,466	$96,790	$96,332
Short-Term Income Fund	$345,727	$341,778	$247,653	$243,116	$204,324	$201,171
U.S. Large Cap Equity Fund	$72,701	$72,677	$81,345	$81,303	$99,618	$99,512
Balanced Fund	$166,552	$166,551	$156,966	$156,922	$159,643	$159,641
Opportunistic Fund	$8,377	$7,480	$1,040	$1,040	$—	$—
U.S. Treasury Fund	$2,113,595	$2,113,595	$3,014,692	$3,014,692	$2,148,379	$2,130,178
Cash Management Fund	$2,559,560	$2,559,560	$2,209,146	$2,209,146	$2,136,202	$1,748,237
Tax-Free Money Market Fund	$919,498	$918,684	$962,098	$959,075	$932,349	$908,205

Should further legislative, judicial or administrative action prohibit or restrict the activities of the Adviser, BOKF, their affiliates or BOKF’s correspondent banks in connection with customer purchases of Shares of the Trust, any or all such entities might be required to alter materially or discontinue the services offered by them. It is not anticipated, however, that any change in the Trust’s method of operations would affect its NAV per Share or result in financial losses to any customer.

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PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, subject to the general supervision of the Board and in accordance with the Fund’s investment objective, policies and restrictions, the Adviser determines which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Adviser generally seeks competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. During the fiscal year ended August 31, 2013, the other Funds in the Cavanal Hill Fund Complex paid aggregate brokerage commissions as follows:

U.S. Large Cap Equity Fund	$63,243
Balanced Fund	$69,989
Opportunistic Fund	$46,838

During the fiscal year ended August 31, 2012, the other Funds in the Cavanal Hill Fund Complex paid aggregate brokerage commissions as follows:

U.S. Large Cap Equity Fund	$47,630
Balanced Fund	$60,705
Opportunistic Fund	$5,988

During the fiscal year ended August 31, 2011, the other Funds in the Cavanal Hill Fund Complex paid aggregate brokerage commissions as follows:

U.S. Large Cap Equity Fund	$92,189
Balanced Fund	$92,948

The following table sets forth the value of securities owned by the Funds that were used by a “regular” broker or dealer (or the parent company of a regular broker or dealer), as of August 31, 2013.

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities
Cash Management Fund	Bank of Montreal Credit Agricole Deutsche Bank Goldman Sachs & Co RBC Capital Markets Wells Fargo	$95,000,000 $175,000,000 $165,000,000 $50,000,000 $68,179,000 $50,000,000
U.S. Treasury Fund	Bank of Montreal Credit Agricole Deutsche Bank Goldman Sachs & Co RBC Capital Markets	$110,000,000 $186,200,000 $195,000,000 $20,000,000 $60,000,000
Bond Fund	JPMorgan Chase & Co Morgan Stanley Wells Fargo	$1,312,000 $116,000 $43,000
Immediate Bond	Deutsche Bank JPMorgan Chase & Co. 1 Morgan Stanley Wells Fargo	$128,000 $908,000 $92,000 $62,000
U.S. Large Cap Equity	Goldman Sachs & Co JPMorgan Chase & Co Raymond James & Co Wells Fargo	$405,000 $569,000 $591,000 $566,000
Short-Term Income	Deutsche Bank Goldman Sachs JPMorgan Chase & Co Morgan Stanley UBS Warburg Wells Fargo	$386,000 $365,000 $6,191,000 $1,264,000 $3,257,000 $435,000

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Allocation of transactions, including their frequency, to various dealers is determined by the Adviser with respect to the Funds it serves based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such adviser in carrying out its obligations to the Fund.

The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Distributor, or their affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of an Adviser with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for the Fund are made independently from those for the other Funds in the Cavanal Hill Fund Complex or any other investment company, trust fund or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another Fund in the Cavanal Hill Fund Complex, investment company, trust fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for the Fund with those to be sold or purchased by it for other Funds or for other investment companies, trust funds or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or their respective parents or subsidiaries or affiliates unless legally required to do so and, in dealing with its commercial customers, the Adviser and their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

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ALLOCATION OF INITIAL PUBLIC OFFERINGS

Opportunities to invest in initial public offerings (“IPOs”) will be allocated to the Bond and Equity Funds in a fair and equitable manner pursuant to the following procedures. When an opportunity to participate in an IPO has been identified, the investment personnel of Cavanal Hill Investment Management will conduct an analysis to determine which Funds would benefit from the addition of the IPO to their portfolios. This analysis will take into account each Fund’s investment objective, policies and limitations. Also considered will be each Fund’s liquidity and present portfolio, including risk/reward characteristics. When Cavanal Hill Investment Management investment personnel determine that an IPO opportunity is suitable and desirable for more than one Fund in the Cavanal Hill Fund Complex, the IPO will be allocated to each such Fund ratably. Where the opportunity is determined to be suitable and desirable for only one Fund, the opportunity will be allocated solely to that Fund. All Fund allocation decisions shall be based upon the suitability determination made by the portfolio manager during the initial review. The availability of opportunities to invest in IPOs is highly dependent on market conditions. Investing in IPOs may significantly affect the performance of the Fund.

ADMINISTRATOR

Cavanal Hill Investment Management serves as administrator (the “Administrator”) to each Fund in the Cavanal Hill Fund Complex, including the World Energy Fund, pursuant to the Management and Administration Agreement (the “Administration Agreement”), between the Trust and the Administrator. The Administrator assists in supervising all operations of the Funds (other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements for the Funds).

Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of each Fund and to compute the NAV and net income of the Funds on a daily basis, to maintain office facilities for the Funds, to maintain the Funds’ financial accounts and records, and to furnish the Funds statistical and research data, data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Funds. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Funds’ operations other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund in the Cavanal Hill Fund Complex for its services provided and expenses assumed pursuant to the Administration Agreement, calculated daily and paid monthly, at the annual rate of twenty one hundredths of one percent (0.20%) of each Bond and Equity Fund’s average daily net assets, including the World Energy Fund, and twelve one hundredths of one percent (0.12%) of each Money Market Fund’s average daily net assets. The Administrator may periodically set its fees at less than the maximum allowable amount with respect to the Funds in order to increase the net income of the Funds available for distribution as dividends.

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. The following fees were paid to the Administrator by the other Funds in the Cavanal Hill Fund Complex for management and administrative services for the fiscal years ended:

	AUGUST 31, 2013		AUGUST 31, 2012		AUGUST 31, 2011
	GROSS FEES	AMOUNT WAIVED	GROSS FEES	AMOUNT WAIVED	GROSS FEES	AMOUNT WAIVED
Bond Fund	$96,528	$48,263	$91,154	$45,576	$73,902	$36,950
Intermediate Bond Fund	$53,824	$26,911	$47,131	$23,565	$43,350	$21,675
Intermediate Tax-Free Bond	$78,557	$39,278	$84,690	$42,344	$77,436	$38,717
Short-Term Income Fund	$277,517	$138,756	$198,136	$99,066	$163,465	$81,731
U.S. Large Cap Equity Fund	$58,196	$29,097	$65,087	$32,543	$79,699	$39,849
Balanced Fund	$133,412	$66,704	$125,585	$62,791	$127,719	$63,858
Opportunistic Fund	$7,532	$3,766	$1,048	$524	$—	$—
U.S. Treasury Fund	$1,014,534	$854,769	$1,447,061	$1,329,776	$1,031,233	$765,108
Cash Management Fund	$1,228,600	$993,301	$1,060,396	$840,344	$1,025,388	$616,099
Tax-Free Money Market Fund	$441,363	$395,337	$461,809	$394,997	$447,532	$374,469

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The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

SUB-ADMINISTRATOR

Citi Fund Services serves as Sub-Administrator to the Funds in the Cavanal Hill Fund Complex pursuant to an agreement between Cavanal Hill Investment Management and Citi Fund Services. Under the Sub-Administration Agreement, prior to July 1, 2009, the Adviser paid Citi Fund Services a fee of up to 0.03% of each Fund’s (except for the Tax-Free Money Market Fund) average daily net assets to perform certain administrative duties for the Trust. The fees paid to Citi Fund Services by the Adviser for such services come out of the Adviser’s administration fees and are not an additional charge to the Funds.

Effective July 1, 2009, the Sub-Administration Agreement was amended, such that the Adviser pays Citi Fund Services, for each Fund, an annual fee based on the average daily net assets of the Trust as follows:

Assets	Rate
$0 to $2 Billion	0.0250%
$2 to $4 Billion	0.0125%
Over $4 Billion	0.0100%

* Effective July 1, 2011, the Sub-Administration Agreement was amended to provide for an annual minimum fee.

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. The following fees were paid, after waivers, to the Sub-Administrator by the other Funds in the Cavanal Hill Fund Complex for the fiscal years ended:

	AUGUST 31, 2013	AUGUST 31, 2012	AUGUST 31, 2011
Bond Fund	$10,690	$9,785	$8,516
Intermediate Bond Fund	$5,958	$5,060	$4,995
Intermediate Tax-Free Bond Fund	$8,702	$9,092	$8,933
Short-Term Income Fund	$30,733	$21,282	$18,837
U.S. Large Cap Equity Fund	$6,444	$6,988	$9,194
Balanced Fund	$14,774	$13,480	$14,735
U.S. Treasury Fund	$187,193	$258,604	$197,897
Cash Management Fund	$226,678	$189,787	$197,024
Tax-Free Money Market Fund	$81,499	$82,587	$372,937
Opportunistic Fund	$832	$112	$—

DISTRIBUTOR

BOSC serves as Distributor to each of the Funds in the Cavanal Hill Fund Complex pursuant to a Distribution Agreement with the Trust. BOSC is a subsidiary of BOK Financial and an affiliate of Cavanal Hill Investment Management, the Fund’s Adviser and Administrator, and BOKF, the Fund’s Custodian. BOSC is located at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172. Information regarding distribution services and compensation is provided in the section titled, “Distribution.”

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND COMPLIANCE SERVICES

Cash and securities owned by each of the Funds in the Cavanal Hill Fund Complex are held by BOKF as custodian. BOKF’s principal business address is One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172. Under the Custodian Agreement, BOKF (i) maintains a separate account or accounts in the name of each Fund; (ii) makes receipts and disbursements of money on behalf of each Fund; (iii) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Trust’s Board of Trustees concerning the Fund’s operations. BOKF may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Funds, provided that it shall remain liable for the performance of all of its duties under the Custodian Agreement.

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Under the Custodian Agreement, the Funds in the Cavanal Hill Fund Complex have agreed to pay BOKF a custodian fee with respect to each Fund at an annual rate of one one hundredths of one percent (0.01%) of such Fund’s average daily net assets. BOKF is also entitled to be reimbursed by the Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. BOKF may periodically set its custodian fees at less than the maximum allowable amount with respect to a Fund to increase the Fund’s net income available for distribution as dividends. BOKF is a subsidiary of BOK Financial and an affiliate of Cavanal Hill Investment Management, the Fund’s Adviser and Administrator, and BOSC, the Fund’s Distributor.

Citi Fund Services serves as transfer agent to each of the Funds in the Cavanal Hill Fund Complex pursuant to a Transfer Agency Agreement with the Funds. Under the Transfer Agency Agreement, Citi Fund Services has agreed: (i) to issue and redeem Shares of the Funds; (ii) to address and mail all communications by the Funds to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Trust’s Board of Trustees concerning the Fund’s operations. Citi Fund Services is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Under its Transfer Agency Agreement with the Trust, prior to July 1, 2009, Citi Fund Services received an annual fee of 0.02% of average daily net assets in the Cavanal Hill Fund Complex Funds and annual fees per account. Citi Fund Services is also entitled to be reimbursed for out-of-pocket expenses in providing services under the Transfer Agency Agreement.

Citi Fund Services serves as fund accountant for each Fund in the Cavanal Hill Fund Complex pursuant to a Fund Accounting Agreement with the Trust. As fund accountant for the Funds, Citi Fund Services prices the Funds’ Shares, calculates the Funds’ NAV, and maintains the general ledger accounting records for each Fund. Under its Fund Accounting Agreement with the Trust, prior to July 1, 2009, Citi Fund Services received an annual fee of 0.03% of each Funds’ average daily net assets (except for the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund), plus out-of-pocket expenses, to perform fund accounting duties for the Trust. In regards to the U.S. Treasury Fund and Cash Management Fund, prior to July 1, 2009, Citi Fund Services received an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services. Citi Fund Services is also entitled to be reimbursed for out-of-pocket expenses in providing services under the Fund Accounting Agreement. Citi Fund Services may periodically set its fund accounting fees at less than the maximum allowable amount with respect to a Fund in order to increase the Funds’ net income available for distribution as dividends.

Under the Compliance Services Agreement between the Trust and Citi Fund Services, Citi Fund Services provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program and makes available an employee to serve as the Trust’s Chief Compliance Officer.  Citi Fund Services pays the salary and other compensation earned by any such individuals as employees of Citi Fund Services.

Effective July 1, 2009, the Transfer Agency, the Fund Accounting and Compliance Services Agreements were amended and the fees for services pursuant to such agreements are included in the Fund Accounting Agreement, as amended. For these services the Funds, pay Citi Fund Services an annual fee based on the average daily net assets of the Trust as follows:

Assets	Rate
$0 to $2 Billion	0.0350%
$2 to $4 Billion	0.0275%
Over $4 Billion	0.0200%

Citi Fund Services also receives an annual per account transfer agent fee of $15.00 for each IRA account.

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Effective July 1, 2011, the Fund Accounting Agreement was amended to provide the following annual minimum fee and to provide for the following annual fees applicable to each Fund that commences operations after July 1, 2011:

Annual Fees for Transfer Agency, Fund Accounting and Compliance Services for the World Energy Fund
Transfer Agency	$7,500 per CUSIP
Fund Accounting	$35,000
Other	$5,000 per class above one

PAYMENTS TO BOKF (AND ITS AFFILIATES) AND BOSC

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information. The following is a summary of payments made to BOKF (and its affiliates) and BOSC for the Cavanal Hill Funds for the fiscal year ended August 31, 2013:

Payments to BOKF (and its affiliates)

	Investment			Shareholder
	Adviser	Administrator	Custodian	Servicing	12b-1 Fees
Payments	$5,494,089	$3,390,063	$258,995	$6,484,659	$3,244,413
Waivers	$4,630,779	$2,596,182	$66,518	$6,463,362	$3,008,042
Net Payments	$863,310	$793,881	$192,477	$21,297	$236,371

Payments to BOSC

	Investment			Shareholder
	Adviser	Administrator	Custodian	Servicing	12b-1 Fees
Payments	$—	$—	$—	$9,130	$7,721
Waivers	$—	$—	$—	$—	$—
Net Payments	$—	$—	$—	$9,130	$7,721

THE DODD-FRANK ACT

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in 2010, made or ordered federal regulators to make a wide range of changes to the rules governing U.S. financial institutions, including mutual funds, investment advisors, broker-dealers, banks and bank holding companies, and to the rules governing U.S. financial markets, including the markets recently proposed for equity securities, debt securities and derivatives. As of the date of this SAI, many of the rules and regulations required by Dodd-Frank to be written and implemented by federal regulators have recently been proposed but are not effective. The Funds continue to assess the full effect of Dodd-Frank on their operations and assets.  Based, however, on the information available to the Funds as of the date of this SAI, the service providers to the Funds, including the Adviser, believe that they possess the legal authority to perform the services for the Funds contemplated by their agreements with the Fund, including, in the case of the Adviser, the Investment Advisory Agreement. Likewise, BOKF believes that it may perform administrative services on behalf of the Funds without violating applicable laws and regulations, and BOSC believes that it may perform its duties as Distributor for the Funds without violating applicable laws and regulations.

Future changes in either federal or state laws or regulations relating to financial institutions or financial markets, as well as future judicial or administrative decisions or interpretations of present or future laws or regulations, could prevent or restrict any or all of the Adviser, BOKF or BOSC from continuing to perform any or all of such entities current services to the Trust. Should that occur, the Board would review the Trust’s the affected relationship and take all action necessary under such circumstances.

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LEGAL AND REGULATORY MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as independent registered public accountants for the Trust. KPMG LLP provides financial auditing services as well as certain tax return preparation services for the Trust.

LEGAL COUNSEL

Frederic Dorwart, Lawyers, 124 E. Fourth Street, Tulsa, Oklahoma 74103 are counsel to the Trust.

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ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

Each Fund in the Cavanal Hill Fund Complex, including the World Energy Fund, is a separate series of a Massachusetts business trust which was organized on October 1, 1987 and began active operations in August of 1990. The Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on October 2, 1987 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, with par value of $0.00001. The Trust currently comprises eleven series of Shares, each Series represents interests in a Fund. The Trust offers A Class, Investor Class and Institutional Class Shares for the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Intermediate Tax-Free Bond Fund, the Balanced Fund, the U.S. Large Cap Equity Fund, the Opportunistic Fund and the World Energy Fund. The Trust offers Administrative Class, Service Class, Institutional Class, Select and Premier Class Shares for the U.S. Treasury Fund, the Cash Management Fund and the Tax-Free Money Market Funds. The Trust also offers C Class Shares for the World Energy Fund.  The Declaration of Trust authorizes the Board to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series of the Trust, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical (in which case the Shareholders of the Funds will vote in the aggregate), or that the matter does not affect any interest of the Fund (in which case no vote by the Shareholders of the Fund in question will be required). Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund.  Rule 18f-2, however, also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust provides, however, that Shareholders shall not be subject to any personal liability for the obligations of the Funds, and that every written agreement, obligation, instrument, or undertaking made by the Funds shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Funds, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Funds themselves would be unable to meet their obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Funds shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Fund’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Funds shall look solely to the assets of the Trust for payment.

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MISCELLANEOUS

The Funds are not required to hold a meeting of Shareholders for the purpose of electing Trustees, except in circumstances where less than a majority of the Trustees holding office have been elected by Shareholders. Trustees may not, without Shareholder approval, appoint one or more Trustees if, following such appointment, less than two-thirds of the Trustees holding office have been elected by the Shareholders. In addition, the Funds have undertaken to hold a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested by the holders of Shares representing not less than 10% of the outstanding Shares of the Trust. A removal proposal at such a meeting would succeed if supported by the vote of the holders of (i) 67% or more of the Shares present at the meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy; or (ii) 50% of the outstanding Shares of the Trust, whichever is less. The Trust’s Declaration of Trust provides that any action to be taken at a shareholder meeting may also be effected by a written consent. All actions with respect to the election and removal of Trustees are subject to the requirements of the 1940 Act and rules and regulations thereunder. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC’s website at http://www.sec.gov or from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state or other jurisdiction in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and SAI.

SHAREHOLDERS OF RECORD

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.  Further, a withdrawal of the investment of a control person could adversely affect the Funds.

The Fund had not commenced operations and no shares were outstanding as of the date of this Statement of Additional Information.

FINANCIAL STATEMENTS

Financial information is not provided for the World Energy Fund, which had not commenced operations as of the date of this Statement of Additional Information. A copy of the Annual Report for the other Funds in the Cavanal Hill Fund Complex dated as of August 31, 2013 may be obtained without charge by contacting the Distributor, BOSC at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, or by telephoning toll-free at 1-800-762-7085.
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APPENDIX

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Rating Services (“S&P”) and Fitch, Inc. (“Fitch”). Set forth below is a description of the relevant ratings of each NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

LONG -TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the Moody’s long-term debt ratings (Moody’s applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security’s ranking within the category. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.):

Aaa	Bonds which are rated “Aaa” are judged to be of the highest quality with minimal credit risk.

Aa	Bonds which are rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds which are rated “A” are considered upper-medium-grade obligations and are subject to very low credit risk.

Baa
Bonds which are rated “Baa” are subject to moderate credit risk. They are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured) and as such may possess certain speculative characteristics.

Ba	Bonds which are rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Description of the S&P long-term debt ratings (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.
CCC	An obligation rated “CCC” is currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.
CC	An obligation rated “CC” is currently highly vulnerable.
C	An obligation rated “C” is subject to currently highly vulnerable obligations and other defined circumstances.
D	An obligation rated “D” is subject to payment default on financial commitments.

Description of the Fitch international long-term credit ratings (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category.):

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative.  ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative.  ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

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RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

D
Default.  ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its short-term debt ratings:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay of short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’s description of its short-term issue credit ratings:

A-1
A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default.

Description of the four highest international short-term credit ratings by Fitch (Fitch may apply a plus (+), or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than “F1”.):

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody’s description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, though not as large as in the preceding group.

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PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)*
Agreement and Declaration of Trust dated October 1, 1987, as amended and restated on August 20, 1990 is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 to the Trust’s Registration Statement (filed October 31, 1990).

(a)(2)*
Amendment, dated December 1, 2008, to the Declaration of Trust, dated October 1, 1987 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 43 to the Trust’s Registration Statement (filed December 24, 2008).

(a)(3)*
Amendment, dated January 26, 2010, to the Declaration of Trust, dated October 1, 1987 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 to the Trust’s Registration Statement (filed December 29, 2010).

(b)(1)*
Bylaws of the Registrant’s Board of Trustees, Amended and Restated October 27, 2005, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 37 to the Trust’s Registration Statement (filed December 30, 2005).

(b)(2)*
Amendment, dated December 1, 2008, to the Bylaws of the Registrant’s Board of Trustees, Amended and Restated October 27, 2005, is incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 43 to the Trust’s Registration Statement (filed December 24, 2008).

(b)(3)*
Amendment, dated April 29, 2010, to the Bylaws of the Registrant’s Board of Trustees is incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 46 to the Trust’s Registration Statement (filed December 29, 2010).

(c)(1)*
Article III, Section 4 and 5, Article V, Article VIII, Section 4, and Article IX, Sections 1, 4, 5 and 7 of the Agreement and Declaration of Trust, dated October 1, 1987, as amended and restated on August 20, 1990 is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 to the Trust’s Registration Statement (filed October 31, 1990).

(c)(2)*
Article 9, Article 10, Section 6, Article 11 and Article 13 of the Bylaws of the Registrant’s Board of Trustees, Amended and Restated October 27, 2005, are incorporated by reference to Exhibit (b) to Post- Effective Amendment No. 37 to the Trust’s Registration Statement (filed December 30, 2005).

(d)(1)*
Investment Advisory Agreement between Registrant and Cavanal Hill Investment Management, Inc. (formerly AXIA Investment Management, Inc.), dated May 12, 2001 is incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 27 to the Trust’s Registration Statement (filed December 28, 2001).

(d)(2)	Amended Schedule A to the Investment Advisory Agreement, dated as of January 31, 2014 is filed herewith

(d)(3)*
Investment Adviser Fee Waiver Agreement, dated December 31, 2010 is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 46 to the Trust’s Registration Statement (filed December 29, 2010).

(d)(4)	Amendment to Adviser Fee Waiver Agreement, dated as of dated as of January 31, 2014 is filed herewith.

(e)(1)*
Distribution Agreement between Registrant and BOSC, Inc., dated August 2, 2007 is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 41 to the Trust’s Registration Statement (filed December 28, 2007).

62

(e)(2)*
Distributor Fee Waiver Agreement, effective September 17, 2012, is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 56 to the Funds’ Registration Statement (filed December 21, 2012).

(e)(3)	Form of BOSC, Inc. Dealer Agreement is filed herewith.

(e)(4)	Amended Schedule A to the Distribution Agreement between Registrant and BOSC, Inc. dated as of January 31, 2014 is filed herewith.

(e)(5)*
Amended Schedule B, dated January 1, 2009, to the Distribution Agreement between Registrant and BOSC, Inc. dated August 2, 2007, is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 43 to the Fund’s Registration Statement (filed December 24, 2008).

(f)	None.

(g)(1)*
Custodian Agreement between Registrant and Bank of Oklahoma, N.A. is incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 1 to the Fund’s Registration Statement (filed October 31, 1990).

(g)(2)*	Amendment to Custodian Agreement, dated May 1, 2007, is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 41 to the Fund’s Registration Statement (filed December 28, 2007).

(g)(3)	Amended Schedule A, dated as of January 31, 2014, to the Custodian Agreement between Registrant and Bank of Oklahoma, N.A., is filed herewith.

(g)(4)*
Amended Schedule B, dated January 1, 2007, to the Custodian Agreement between Registrant and Bank of Oklahoma, N.A. is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 39 to the Fund’s Registration Statement (filed December 29, 2006).

(h)(1)*
Administration Agreement between Registrant and Cavanal Hill Investment Management, Inc. (formerly AXIA Investment Management, Inc.), dated July 1, 2004, and Amended Schedule A are incorporated by reference to Exhibits (h)(1) and (2) to Post-Effective Amendment No. 41 to the Fund’s Registration Statement (filed December 28, 2007).

(h)(2)	Amended Schedule A, dated as of January 31, 2014, to the Administration Agreement between Registrant and Cavanal Hill Investment Management, Inc. is filed herewith.

(h)(3)*
Administration Fee Waiver Agreement, dated December 31, 2010 is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 46 to the Fund’s Registration Statement (filed December 29, 2010).

(h)(4)	Amendment to Administration Fee Waiver Agreement, dated as of January 31, 2014 is filed herewith.

(h)(5)*
Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc., dated October 22, 2009, is incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 44 to the Fund’s Registration Statement (filed December 17, 2009).

(h)(6)	Amendment to Transfer Agency Agreement, dated as of January 31, 2014 is filed herewith.

(h)(7)*
Amendment to Restated Fund Accounting Agreement between Registrant and Citi Fund Services Ohio, Inc., dated October 22, 2009, is incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 44 to the Fund’s Registration Statement (filed December 17, 2009).

(h)(8)	Amendment to Fund Accounting Agreement, dated as of January 31, 2014 is filed herewith.

63

(h)(9)*
Amendment to Sub-Administration Agreement between Registrant and Citi Fund Services Ohio, Inc., dated October 22, 2009, is incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 44 to the Fund’s Registration Statement (filed December 17, 2009).

(h)(10)	Amendment to Sub-Administration Agreement, dated as of January 31, 2014 is filed herewith.

(h)(11)*
Trade Processing Agreement between Registrant and BISYS Retirement Services, Inc., dated October 31, 2003, is incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 41 to the Fund’s Registration Statement (filed December 28, 2007).

(h)(12)*
Trade Processing Agreement between Registrant and Bank of Oklahoma, N.A., dated October 31, 2003, is incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 41 to the Fund’s Registration Statement (filed December 28, 2007).

(h)(13)*
Amendment to Omnibus Fee Agreement for the Institutional Tax-Free Money Market Fund between Registrant and Citi Fund Services Ohio, Inc., dated October 22, 2009, is incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 44 to the Fund’s Registration Statement (filed December 17, 2009).

(h)(14)*
Amendment to Compliance Services Agreement between Registrant and Citi Fund Services Ohio, Inc., dated October 22, 2009, is incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 44 to the Fund’s Registration Statement (filed December 17, 2009).

(h)(15)*
Amended and Restated Shareholder Servicing Plan, dated April 28, 2011, is incorporated by reference to Exhibit (h)(16) to Post-Effective Amendment No. 48 to the Fund’s Registration Statement (filed April 29, 2011).

(h)(16)	Form of Shareholder Servicing Agreement is filed herewith.

(h)(17)	BOKF Shareholder Servicing Agreement, dated January 1, 2007 and waiver Amendment dated January 31, 2014 are filed herewith.

(h)(18)	BOSC Shareholder Servicing Agreement, dated February 1, 2007 and waiver Amendment dated January 31, 2014 are filed herewith.

(i)	Opinion of Frederic Dorwart, Lawyers is filed herewith.

(j)(1)	Consent of Frederic Dorwart, Lawyers is filed herewith.

(j)(2)	Consent of KPMG LLP is filed herewith.

(k)	Omitted Financial Statements: None.

(l)*
Purchase Agreement, dated August 3, 1990, between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Fund’s Registration Statement (filed October 31, 1990).

(m)(1)*
Amended and Restated Distribution and Shareholder Services Plan, dated August 2, 2007, is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 41 to the Fund’s Registration Statement (filed December 28, 2007).

(m)(2)	Amended Schedule A, dated as of January 31, 2014 to the Amended and Restated Distribution and Shareholder Services Plan is filed herewith.

64

(n)(1)	Amended and Restated Multiple Class Plan, dated as of January 31, 2014 is filed herewith.

(o)	None.

(p)(1)*
Code of Ethics for the Cavanal Hill Funds (formerly, American Performance Funds) is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 32 to the Fund’s Registration Statement (filed May 17, 2004).

(p)(2)*	Code of Ethics for Bank of Oklahoma, N.A. is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 22 to the Fund’s Registration Statement (filed September 25, 2000).

(p)(3)*	Code of Ethics for BOSC, Inc. is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 40 to the Fund’s Registration Statement (filed October 19, 2007).

(p)(4)*
Code of Ethics for Cavanal Hill Investment Management, Inc., as amended April 2009, is incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 44 to the Fund’s Registration Statement (filed December 17, 2009).

* Incorporated by Reference

Item 29. Persons Controlled by or under Common Control with Registrant

There are no persons controlled or under common control with the Registrant.

Item 30. Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust, filed or incorporated by reference as an Exhibit hereto, provides for the indemnification of Registrant’s trustees and officers. Indemnification of Registrant’s principal underwriter is provided for in the Agreement between Registrant and that service provider as filed or incorporated by reference as an Exhibit hereto. As of the effective date of this Registration Statement, Registrant has obtained from a major insurance carrier a trustees and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Cavanal Hill Investment Management, Inc. (“Cavanal Hill Investment Management”) serves as Registrant’s investment adviser.

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To the knowledge of Registrant, none of the directors or officers of Cavanal Hill Investment Management is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature.

The address of Cavanal Hill Investment Management is One Williams Center, Bank of Oklahoma Tower, 15th Floor, Tulsa, Oklahoma 74172.
The address of BOSC, Inc. is One Williams Center, Plaza SE Bank of Oklahoma Tower, Tulsa, Oklahoma 74172. The address of BOKF, N.A. is P.O. Box 2300, Tulsa, Oklahoma 74172.
The address of BOK Financial Corporation is One Williams Center, Bank of Oklahoma Tower, Tulsa, Oklahoma 74172.

Item 32. Principal Underwriters.

Item 32(a) BOSC, Inc. (“BOSC” or the “Distributor”) acts as principal underwriter for the following investment companies: Cavanal Hill Funds

BOSC is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority. BOSC is also registered with the SEC as an investment adviser and municipal adviser. SEC registration does not imply a certain level of skill or training. BOSC’s main address is One Williams Center, Plaza SE Bank of Oklahoma Tower Tulsa, OK 74172. Principal Office of Supervisory Jurisdiction (OSJ) Branch is at One Williams Center, Plaza SE Bank of Oklahoma Tower Tulsa, OK 74172. BOSC is a direct wholly- owned subsidiary of BOK Financial.

Item 32(b) Information about Directors and Officers of BOSC is as follows:

Name and Address	Position with Underwriter
Scott Grauer	Chief Executive Officer, Vice Chairman and Director
One Williams Center, Plaza SE
Bank of Oklahoma Tower
Tulsa, OK 74172

Nancy Johnson Jones	Chief Compliance Officer
One Williams Center
Bank of Oklahoma Tower
Tulsa, OK 74172

Craig Swanson	Financial and Operations Principal
One Williams Center, 11th Floor
Bank of Oklahoma Tower
Oklahoma City, OK 74172

Item 32(c) Not applicable.

Item 33. Location of Accounts and Records

(1)	Cavanal Hill Investment Management, Inc., Bank of Oklahoma Tower, Tulsa, Oklahoma 74172 (records relating to its functions as Investment Adviser and Administrator).

(2)	BOSC, Inc., One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, OK 74172 (records relating to its functions as Distributor).

(3)	Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 (records relating to its functions as Sub-Administrator, Transfer Agent, Fund Accountant and CCO/AML Officer).

(4)	BOKF, N.A., Bank of Oklahoma Tower, Tulsa, Oklahoma 74103 (records relating to its functions as Custodian).

66

(5)	Frederic Dorwart, Lawyers, 124 E. Fourth Street, Tulsa, OK 74103 (Agreement and Declaration of Trust, Bylaws and Minute Books).

Item 34. Management Services

N/A.

Item 35. Undertakings

(a)
Registrant undertakes to call a meeting of shareholders, at the request of holders of 10% of the Registrant’s outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

(b)	The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment No. 61 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Tulsa, Oklahoma on January 31, 2014.

Cavanal Hill Funds

By:	*/s/ James L. Huntzinger James L. Huntzinger President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 61 to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

*/s/ James L. Huntzinger	President, Chief Executive Officer	January 31, 2014
James L. Huntzinger

*/s/ Scott H. Rhodes	Treasurer, Chief Financial Officer	January 31, 2014
Scott H. Rhodes

*/s/ William H. Wilson Jr.	Trustee	January 31, 2014
William H. Wilson Jr.

*/s/ David L. Foster	Trustee	January 31, 2014
David L. Foster

*/s/ Scott Grauer	Trustee	January 31, 2014
Scott Grauer

* By Power of Attorney.

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POWER OF ATTORNEY

James L. Huntzinger, whose signature appears below, does hereby constitute and appoint H. Steven Walton and Amy E. Newsome, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the American Performance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments or supplements to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (including the Prospectuses and Statements of Additional Information that form a part of such Registration Statement) pursuant to said Acts or the filing of any periodic or current reports concerning the performance of the Trust or any portion of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments, supplements or reports filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

/s/ James L. Huntzinger
Dated: October 23, 2008	James L. Huntzinger

69

POWER OF ATTORNEY

Scott H. Rhodes, whose signature appears below, does hereby constitute and appoint H. Steven Walton and Amy E. Newsome, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the American Performance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments or supplements to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (including the Prospectuses and Statements of Additional Information that form a part of such Registration Statement) pursuant to said Acts or the filing of any periodic or current reports concerning the performance of the Trust or any portion of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments, supplements or reports filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

/s/ Scott H. Rhodes
Dated: September 17, 2010	Scott H. Rhodes

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POWER OF ATTORNEY

William H. Wilson Jr., whose signature appears below, does hereby constitute and appoint H. Steven Walton and Amy E. Newsome, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the American Performance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments or supplements to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (including the Prospectuses and Statements of Additional Information that form a part of such Registration Statement) pursuant to said Acts or the filing of any periodic or current reports concerning the performance of the Trust or any portion of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments, supplements or reports filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

/s/ William H. Wilson Jr.
Dated: October 23, 2008	William H. Wilson Jr.

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POWER OF ATTORNEY

David L. Foster, whose signature appears below, does hereby constitute and appoint H. Steven Walton and Amy E. Newsome, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the American Performance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments or supplements to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (including the Prospectuses and Statements of Additional Information that form a part of such Registration Statement) pursuant to said Acts or the filing of any periodic or current reports concerning the performance of the Trust or any portion of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments, supplements or reports filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

/s/ David L. Foster
Dated: October 23, 2008	David L. Foster

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POWER OF ATTORNEY

Scott Grauer, whose signature appears below, does hereby constitute and appoint H. Steven Walton and Amy E. Newsome, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the American Performance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments or supplements to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (including the Prospectuses and Statements of Additional Information that form a part of such Registration Statement) pursuant to said Acts or the filing of any periodic or current reports concerning the performance of the Trust or any portion of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments, supplements or reports filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

/s/ Scott Grauer
Dated: September 20, 2010	Scott Grauer

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INDEX

EXHIBIT	DESCRIPTION
NO

(d)(2)	Amended Schedule A to the Investment Advisory Agreement

(d)(4)	Amendment to Adviser Fee Waiver Agreement

(e)(3)	Form of Dealer Agreement

(e)(4)	Amended Schedule A to the Distribution Agreement

(g)(3)	Amended Schedule A to the Custodian Agreement

(h)(2)	Amended Schedule A to the Administration Agreement

(h)(4)	Amendment to Administration Fee Waiver Agreement

(h)(6)	Amendment to Transfer Agency Agreement

(h)(8)	Amendment to Fund Accounting Agreement

(h)(10)	Amendment to Sub-Administration Agreement

(h)(16)	Form of Shareholder Servicing Agreement

(h) (17)	BOKF Shareholder Servicing Agreement, as Amended

(h)(18)	BOSC Shareholder Servicing Agreement, as Amended

(i)	Opinion of Frederic Dorwart, Lawyers

(j)(1)	Consent of Frederic Dorwart, Lawyers

(j)(2)	Consent of KPMG LLP

(m)(2)	Amended Schedule A to the Amended and Restated Distribution and Shareholder Services Plan

(n)(1)	Amended and Restated Multiple Class Plan

74